UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ballantyne Strong, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT AND NOTICE

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

to be held at

4201 Congress Street, Suite 190

Charlotte, North Carolina 28209

on

December 6, 2022 at 5:00 p.m. (local time)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held December 6, 2022

The 2022 Annual Meeting of Stockholders of Ballantyne Strong, Inc. will be held at Village Tavern, 4201 Congress Street, Suite 190, Charlotte, North Carolina 28209, on December 6, 2022, at 5:00 p.m., local time (including any adjournments or postponements thereof, the “Annual Meeting”), for the following purposes:

1.	To elect the seven director nominees named in the Proxy Statement to our Board of Directors until our 2023 Annual Meeting of Stockholders.

2.	To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers, as described in the Proxy Statement.

3.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

4.	To consider and approve the reincorporation of the Company from Delaware to Nevada, which will be accomplished by means of the adoption and approval of an Agreement and Plan of Merger dated as of [●], by and between the Company and Ballantyne Strong, Inc., a Nevada corporation and a wholly owned subsidiary of the Company.

5.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Only those stockholders of record at the close of business on October 11, 2022, shall be entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please vote your proxy card as soon as possible to assure a quorum. Please vote in one of these three ways:

(1)	Visit the website at www.proxyvote.com and have your proxy card in hand to vote through the Internet, or

(2)	Use the toll-free telephone number listed on the proxy card, or

(3)	Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

If you vote on the website or by telephone, you do not need to return a proxy card by mail, unless you wish to change or revoke your vote.

Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not there in person. Stockholders who have previously voted but attend the Annual Meeting may withdraw their proxy if they wish to do so, and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 6, 2022: The Company’s Proxy Statement, its Annual Report on Form 10-K for the year ended December 31, 2021, and this Notice are available at www.ballantynestrong.com or www.proxyvote.com.

Dated this [●] day of October 2022.

By Order of the Board of Directors,

D. Kyle Cerminara Chairman of the Board

BALLANTYNE STRONG, INC.

2022 Annual Meeting Proxy Statement Summary

Below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Date, Time and Location of Annual Meeting	December 6, 2022, at 5:00 p.m., Eastern Time Village Tavern 4201 Congress Street, Suite 190, Charlotte, North Carolina 28209

Management Proposals	1.	Election of seven director nominees (all incumbent directors) to serve until Ballantyne Strong’s 2023 Annual Meeting: D. Kyle Cerminara, William J. Gerber, Charles T. Lanktree, Michael C. Mitchell, Robert J. Roschman, Ndamukong Suh, and Larry G. Swets, Jr.
	2.	Consider and approve, on a non-binding advisory basis, the compensation of Ballantyne Strong’s Named Executive Officers.
	3.	Ratify the appointment of Haskell & White LLP as Ballantyne Strong’s independent registered public accounting firm for the 2022 fiscal year.
	4.

Consider and approve the reincorporation of the Company from Delaware to Nevada, which will be accomplished by means of the adoption and approval of an Agreement and Plan of Merger dated as of [●], 2022 (the “Plan of Merger”), by and between the Company and Ballantyne Strong, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“BTN Nevada”).

	Our Board of Directors recommends a vote “FOR” each of these proposals.

Director Nominees	You are being asked to vote on these seven director nominees. Directors are elected by a plurality of votes cast. Detailed information about each nominee’s background and areas of expertise can be found beginning on page 6 of the Proxy Statement.

	Age as of Annual	Director		Committee Membership
Name	Meeting	Since	Principal Occupation	AC	CC	NCGC
D. Kyle Cerminara	45	2015	Chief Executive Officer, Co-Founder and Partner Fundamental Global
William J. Gerber	64	2015	Former Chief Financial Officer TD Ameritrade Holding Corporation
Charles T. Lanktree	73	2015	Former Chief Executive Officer Eggland’s Best, LLC
Michael C. Mitchell	42	2021	Former Partner Locust Wood Capital
Robert J. Roschman	57	2015	Owner Triple R. Associates, Ltd.
Ndamukong Suh	35	2016	Professional Athlete
Larry G. Swets, Jr.	47	2021	Chief Executive Officer FG Financial Group, Inc.

AC	Audit Committee	Chair of the Committee

CC	Compensation Committee	Committee Member

NCGC	Nominating and Corporate Governance Committee

Corporate Governance Highlights	Corporate governance matters (including director and executive officer biographical information) are discussed beginning on page 11 of the Proxy Statement. Some highlights include:

●	Director Independence: The Board is composed of a majority of independent directors. All members of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors are independent.

●	Board of Directors Leadership Structure and Role of the Board of Directors in Risk Oversight: The Proxy Statement discusses Mr. Cerminara’s role as Chairman of the Board of Directors and the oversight of risks by the Board of Directors and its standing committees.

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●	Hedging and Pledging Policy: Summarizes the Company’s hedging and pledging policy.

●	Voting Standard for Election of Directors: Directors are elected by a plurality of votes cast.

●	Board of Directors Self-Evaluation and Review of Independence of Board of Directors: Annual.

Related Party Transactions	A summary of Ballantyne Strong’s related party transactions since January 1, 2020 can be found beginning on page 48 of the Proxy Statement.

Director Compensation	A summary of director compensation for the 2021 fiscal year can be found beginning on page 25 of the Proxy Statement.

Executive Compensation	An overview of the executive compensation program, including the compensation to executives for the 2021 and 2020 fiscal years, can be found beginning on page 20 of the Proxy Statement.

Proxy Solicitor

Alliance Advisors LLC. If you have any questions, require any assistance in voting your shares of the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors LLC at the following toll-free telephone number: 844-876-6187.

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PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 6, 2022

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Ballantyne Strong, Inc. (the “Company,” “Ballantyne Strong,” “we,” “our” or “us”). The Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on December 6, 2022, at 5:00 p.m., local time, at Village Tavern located at 4201 Congress Street, Suite 190, Charlotte, North Carolina 28209. The mailing address of the Company’s principal executive offices is 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210, and the Company’s telephone number is (704) 994-8279.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on December 6, 2022

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we employ the cost-effective and environmentally-conscious “notice and access” delivery method. This allows us to give our stockholders access to a full set of our proxy materials online. Beginning on or about October 27, 2022, we will send to most of our stockholders, by mail or e-mail, a notice, titled as the Notice of Electronic Availability of Proxy Materials, explaining how to access our proxy materials and vote. This notice is not a proxy card and cannot be used to vote your shares.

On or about the same day, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the Notice of Electronic Availability of Proxy Materials, including stockholders who have previously requested to receive paper copies of our proxy materials, will receive a copy of this proxy statement, the proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), by mail. The Notice of Electronic Availability of Proxy Materials also contains instructions on how you can (i) receive a paper copy of the proxy statement, proxy card and Annual Report if you only received a notice by mail, or (ii) elect to receive your proxy statement, proxy card and Annual Report over the Internet next year if you received them by mail this year.

The Company may deliver multiple proxy statements to multiple stockholders who have requested physical delivery of the proxy materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the proxy materials now or with respect to future mailings (or to request to receive only one copy of the proxy materials if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210 or call us at (704) 994-8279.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters described in the accompanying notice of meeting.

Who is entitled to vote at the Annual Meeting?

The Company has one class of voting shares outstanding. Only stockholders of record of our common stock at the close of business on October 11, 2022 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on the Record Date at the Annual Meeting. As of the close of business on October 11, 2022, the Company had [●] shares of common stock outstanding, all of which are entitled to vote at the Annual Meeting. A list of stockholders as of the Record Date will be available for inspection during ordinary business hours at our principal executive offices located at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210 for ten (10) days before the Annual Meeting. Each share of common stock will have one (1) vote on each matter to be voted on at the Annual Meeting. The shares of common stock held in treasury are not considered outstanding and will not be voted.

Who may attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. If you attend the Annual Meeting in person, you will be asked to present photo identification (such as a state-issued driver’s license) and proof that you own shares of Ballantyne Strong common stock before entering the meeting. If you are a holder of record, the top half of your proxy card or your Notice of Electronic Availability of Proxy Materials is your admission ticket. If you hold shares in “street name” (that is, through a bank, broker or other nominee), a recent brokerage statement or a letter from your broker, bank or other nominee showing your holdings of Ballantyne Strong common stock is proof of ownership.

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What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc., then you are a “stockholder of record.” The Notice of Electronic Availability of Proxy Materials or hard copies of our proxy materials have been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy by completing, signing, dating and returning the enclosed proxy card (if you received hard copies of our proxy materials) or following the instructions on the proxy card for voting by Internet or telephone.

If your shares are held for you in “street name,” then you are not a stockholder of record. Rather, the broker, bank or other nominee that holds your shares is the stockholder of record and you are the “beneficial owner” of the shares. The Notice of Electronic Availability of Proxy Materials or hard copies of our proxy materials, as well as a voting instruction card, have been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by Internet or telephone, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote shares that you hold in street name in person at the Annual Meeting, then you must obtain a legal proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting action to be taken and the conduct of business at the Annual Meeting. As of the Record Date, [●] shares of common stock were outstanding. Broker non-votes, abstentions and proxies marked “withhold” for the election of directors will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

May I vote by proxy card or by the Internet or telephone?

You may vote by proxy card or by the Internet or telephone. Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not there in person. Please refer to the voting instructions on the Notice of Electronic Availability of Proxy Materials and the proxy card. You may also vote by ballot at the Annual Meeting if you attend in person.

May I change my vote?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting, whether submitted by mail or by the Internet or telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Secretary of the Company at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210 that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy by the Internet or telephone before 11:59 p.m., Eastern Time, on December 5, 2022, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke your proxy previously given. If you hold your shares in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote or obtain a written legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

How many votes are required to approve each Proposal?

Proposal One—Election of seven directors named in this proxy statement to the Ballantyne Strong Board of Directors, each to hold office until our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and until a successor is duly elected and qualified or until the director’s earlier retirement, resignation or removal.

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Under our Bylaws, the seven candidates receiving the highest number of “FOR” votes cast by holders of shares represented in person or by proxy at the Annual Meeting will be elected. This number is called a plurality. Properly submitted proxies marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for the director nominee. Similarly, any broker non-votes will be counted for purposes of determining if there is a quorum, but will not be considered to have been voted for the director nominee.

Proposal Two—Advisory Vote on Executive Compensation.

The number of votes cast “FOR” advisory approval of the compensation of our Named Executive Officers (as defined below), either in person or by proxy, at the Annual Meeting must exceed the number of votes cast “AGAINST” advisory approval. Abstentions and broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the outcome of this proposal.

Proposal Three—Ratification of Independent Registered Public Accounting Firm.

The number of votes cast “FOR” the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, either in person or by proxy, at the Annual Meeting must exceed the number of votes cast “AGAINST” the ratification. Abstentions and broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the outcome of this proposal.

Proposal Four—Approval of the reincorporation of the Company from Delaware to Nevada by means of the adoption and approval of the Plan of Merger.

To be approved by our stockholders, at least a majority of the shares of common stock outstanding as of close of business on the Record Date must vote “FOR” the proposal to approve the reincorporation of the Company from Delaware to Nevada by means of the adoption and approval of the Plan of Merger. Abstentions and broker non-votes will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote “AGAINST” this proposal.

Other Proposals. No other matters are anticipated to be brought before the Annual Meeting.

How does the Board of Directors recommend I vote?

Unless you give instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors unanimously recommends a vote “FOR”:

1.	Election of each of the seven director nominees named in this proxy statement to the Board of Directors until our 2023 Annual Meeting.

2.	Approval, on an advisory, non-binding basis, of the compensation of our Named Executive Officers, as described in this proxy statement.

3.	Ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

4.	Approval of the reincorporation of the Company from Delaware to Nevada by means of the adoption and approval of the Plan of Merger.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this proxy statement, we did not know of any other matter to be raised at the Annual Meeting.

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If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered routine or non-routine, and what is the impact of a broker non-vote?

Proposal 1 regarding the election of directors and Proposal 2 regarding advisory approval of the compensation of our Named Executive Officers are each considered “non-routine matters” under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners. If you do not provide voting instructions to your broker, bank or other nominee on these proposals, a “broker non-vote” will occur. Although shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the Annual Meeting, broker non-votes will not be considered as votes cast for or withheld from a director nominee or for or against Proposal 2. Accordingly, broker non-votes will have no impact on Proposal 1 regarding the election of directors or Proposal 2.

Proposal 3 concerning the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the year ending December 31, 2022, is considered a “routine” matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on this matter. No broker non-votes are expected in connection with Proposal 3.

We believe that Proposal 4 regarding the reincorporation of the Company from Delaware to Nevada which will be accomplished by means of the adoption and approval of the Plan of Merger, is considered “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on Proposal 4 without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposal 4. Any broker non-votes will have the effect of a vote “AGAINST” Proposal 4.

How will abstentions be counted?

Although shares constituting abstentions will be counted as present for the purpose of determining a quorum at the Annual Meeting, withheld votes will not be considered as votes cast for Proposal 1, and abstentions will not be considered as votes cast for Proposals 2 or 3. Accordingly, because the election of directors requires only a plurality vote, withheld votes will have no impact upon the election of directors, and abstentions will also have no impact on the outcome of Proposal 2 (advisory approval of say-on-pay) or Proposal 3 (ratification of the independent registered public accounting firm). Because Proposal 4 require the approvals of at least a majority of the shares of common stock outstanding as of close of business on the Record Date, abstentions will have the same effect as votes “AGAINST” Proposal 4.

Who pays the expenses incurred in connection with the solicitation of proxies?

We have retained Alliance Advisors LLC to assist in the solicitation of proxies for the Annual Meeting and will pay Alliance Advisors LLC a fee of approximately $17,500, including reimbursement of reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation. It is anticipated that Alliance Advisors LLC will employ approximately 25 persons to solicit stockholders of the Company for the Annual Meeting. We have also agreed to indemnify Alliance Advisors LLC against certain losses, costs and expenses. In addition, proxies may be solicited on our behalf by our directors, officers or employees in person or by mail, telephone, facsimile or electronic communications, but no additional compensation will be paid to them. We have also requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

How may I get additional copies of the Annual Report?

Our Annual Report, including financial statements, is available through our website at www.ballantynestrong.com. The information provided on the Company’s website is referenced in this proxy statement for information purposes only, and shall not be deemed to be a part of or incorporated by reference into this proxy statement or any other filings the Company makes with the SEC. For a printed copy, please contact our Corporate Secretary by mail at: Attn: Corporate Secretary, Ballantyne Strong, Inc., 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Largest Owners of Ballantyne Strong Shares

The following table shows each person or entity that Ballantyne Strong knows to be the beneficial owner of more than five percent of Ballantyne Strong’s outstanding common stock as of the close of business on the Record Date of October 11, 2022.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Fundamental Global GP, LLC 108 Gateway Boulevard, Suite 204 Mooresville, NC 28117	[●]	(3)	[●]	%
Par Sanda and Sand Capital Associates 501 N. Birch Rd, Unit 3 Fort Lauderdale, FL 33304	[●]	(4)	[●]	%

(1)	This information is based on the following filings made with the SEC, as indicated. Fundamental Global GP, LLC (“Fundamental Global GP”) filed a Schedule 13D/A on July 14, 2022, and Par Sanda and Sand Capital Associates, LLC filed a Schedule 13G on January 12, 2022.

(2)	Based upon [●] shares outstanding on the Record Date.

(3)	Fundamental Global has shared voting and dispositive power over [●] shares, representing approximately [●]% of the Company’s outstanding shares of common stock. Mr. Cerminara, Chairman of our Board of Directors and our former Chief Executive Officer, serves as Chief Executive Officer, Co-Founder and Partner of Fundamental Global. Mr. Cerminara beneficially owns an additional [●] shares (including [●] shares purchasable pursuant to stock options held by Mr. Cerminara exercisable within 60 days of the Record Date and [●] shares potentially issuable upon the vesting of restricted stock units (sometimes referred to as “RSUs”) within 60 days of the Record Date), thus increasing the total number of shares beneficially owned by Fundamental Global to [●] shares, or approximately [●]% of the Company’s outstanding shares of common stock.

(4)	Par Sanda and Sand Capital Associates, LLC reported sole dispositive power over [●] shares, shared dispositive power over [●] shares, and aggregate beneficial ownership of [●] shares, or approximately [●]% of the Company’s outstanding shares of common stock.

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Share Ownership of Directors, Director Nominees and Executive Officers

The following chart sets forth, as of the close of business on the Record Date of October 11, 2022, certain information concerning beneficial ownership of common stock by each director and director nominee of the Company, each of the Named Executive Officers, and all current directors and executive officers as a group. The address for each director, director nominee and executive officer listed is: c/o Ballantyne Strong, Inc., 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Common Stock(2)
Mark D. Roberson, Chief Executive Officer	[●]	(3)	[●]	%
Todd R. Major, Chief Financial Officer	[●]	(4)	[●]	%
Ray F. Boegner, President of Strong Entertainment	[●]	(5)	[●]	%
D. Kyle Cerminara, Chairman	[●]	(6)	[●]	%
William J. Gerber, Director	[●]	(7)	[●]	%
Charles T. Lanktree, Director	[●]	(8)	[●]	%
Michael C. Mitchell, Director	[●]	(9)	[●]	%
Robert J. Roschman, Director	[●]	(10)	[●]	%
Ndamukong Suh, Director	[●]	(11)	[●]	%
Larry G. Swets, Jr., Director	[●]	(12)	[●]	%
All current directors and executive officers as a group (10 persons)	[●]	(13)	[●]	%

*	Less than 1% of common stock outstanding.

(1)	Each director, director nominee and Named Executive Officer listed in the table owns all outstanding shares directly and has sole voting and investment power over such shares unless otherwise specified below.

(2)

Based upon [●] shares of common stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such persons have voting or investment power with respect to the securities. Each named person is deemed to be the beneficial owner of shares of common stock that may be acquired within 60 days of the Record Date, upon the exercise of stock options and vesting of RSUs. Accordingly, the number of shares and percentage set forth next to the name of such person, and all current directors and executive officers as a group, includes shares of directly owned common stock (including shares of restricted common stock, if any), shares of common stock purchasable pursuant to stock options exercisable within 60 days of the Record Date and shares of common stock potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. However, the shares of common stock so issuable upon the exercise of stock options or vesting of restricted stock units held by any such person are not included in calculating the percentage of common stock beneficially owned by any other stockholder.

(3)	Includes [●] shares of common stock directly owned by Mr. Roberson, [●] shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, and [●] shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date. Does not include (i) [●] shares potentially issuable upon the vesting of RSUs granted on October 9, 2020, (ii) [●] shares potentially issuable upon the exercise of stock options granted on December 4, 2018, (iii) [●] shares potentially issuable upon the exercise of stock options granted on June 6, 2019, and (v) [●] shares potentially issuable upon the exercise of stock options granted on October 9, 2020.

(4)	Includes [●] shares of common stock directly owned by Mr. Major and [●] purchasable pursuant to stock options exercisable within 60 days of the Record Date. Does not include (i) [●] shares potentially issuable upon the vesting of RSUs granted on October 9, 2020 and (ii) [●] shares potentially issuable upon the exercise of stock options granted on October 9, 2020.

(5)	Includes [●] shares of common stock directly owned by Mr. Boegner and [●] shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Does not include (i) [●] shares potentially issuable upon the vesting of RSUs granted on October 9, 2020, (ii) [●] shares potentially issuable upon the exercise of stock options granted on February 28, 2017, (iii) [●] shares potentially issuable upon the exercise of stock options granted on January 26, 2018, (iv) [●] shares potentially issuable upon the exercise of stock options granted on June 6, 2019, and (v) [●] shares potentially issuable upon the exercise of stock options granted on October 9, 2020.

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(6)	Includes [●] shares of common stock directly owned by Mr. Cerminara, [●] shares held in Mr. Cerminara’s 401(k) plan, [●] shares held by Mr. Cerminara’s wife and children and [●] shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Also includes [●] shares of common stock beneficially owned by Fundamental Global, which, with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, as Chief Executive Officer, Co-Founder and Partner of Fundamental Global, is deemed to have shared voting and dispositive power over the shares beneficially owned by Fundamental Global. Mr. Cerminara disclaims beneficial ownership of the shares beneficially owned by Fundamental Global. Does not include (i) [●] shares potentially issuable pursuant to RSUs granted on July 1, 2020, (ii) [●] shares potentially issuable pursuant to RSUs granted on July 1, 2022, (iii) [●] shares potentially issuable upon the exercise of stock options granted on January 26, 2018, and (iv) [●] shares potentially issuable upon the exercise of stock options granted on June 6, 2019.

(7)	Includes [●] shares of common stock directly owned by Mr. Gerber. Does not include (i) [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2020, and (ii) [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2022.

(8)	Includes [●] shares of common stock directly owned by Mr. Lanktree and [●] shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree. Does not include (i) [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2020 and (ii) [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2022.

(9)	Includes [●] shares of common stock directly owned by Mr. Mitchell. Does not include [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2022.

(10)	Includes [●] shares of common stock directly owned by Mr. Roschman. Does not include (i) [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2020 and (ii) [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2022.

(11)	Includes [●] shares of common stock directly owned by Mr. Suh. Does not include (i) [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2020 (ii) [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2022.

(12)	Includes [●] shares of common stock directly owned by Mr. Swets. Does not include [●] shares potentially issuable upon the vesting of RSUs granted on July 1, 2022.

(13)	Includes [●] shares directly owned by all current directors and executive officers as a group, [●] shares held in Mr. Cerminara’s 401(k) plan, [●] shares held by Mr. Cerminara’s wife and children, [●] shares held by the Donna B. Lanktree Family Trust, [●] shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, [●] shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date, and [●] shares held by Fundamental Global.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Ballantyne Strong’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Bylaws, as amended (the “Bylaws”), provide for the annual election of all directors. The Certificate of Incorporation and Bylaws allow the Board of Directors to set the number of directors from time to time and to appoint directors between Annual Meetings. The Board of Directors has set the number of directors at seven.

During 2021, the Board of Directors was comprised of seven directors, namely D. Kyle Cerminara, William J. Gerber, Charles T. Lanktree, Michael C. Mitchell, Robert J. Roschman, Ndamukong Suh, and Larry G Swets, Jr., all of whom were elected at the 2021 Annual Meeting of Stockholders held on December 6, 2021.

Set forth below is a list of the seven current directors of the Company, each of whom is nominated for re-election at the Annual Meeting, and certain information regarding them, including their age as of the Annual Meeting. The information below also sets forth the year in which each director became a director of the Company. Each director nominee, if elected, will be entitled to serve until the 2023 Annual Meeting and until a successor is duly elected and qualified or until his earlier retirement, resignation or removal.

D. Kyle Cerminara, age 45, has served as a director of Ballantyne Strong since February 2015 and the Chairman of the Company’s Board of Directors since May 2015. Mr. Cerminara previously served as the Company’s Chief Executive Officer from November 2015 to April 2020. Mr. Cerminara has over 20 years’ experience as an institutional investor, asset manager, director, chief executive, founder and operator of multiple financial services and technology businesses. Mr. Cerminara co-founded Fundamental Global in 2012, which is the largest stockholder of the Company, and serves as its Chief Executive Officer. Mr. Cerminara is a member of the board of directors of a number of companies focused in the reinsurance, investment management, technology, communication, and real estate sectors, including BK Technologies Corporation (NYSE American: BKTI), a provider of two-way radio communications equipment, since July 2015; Ballantyne Strong Inc. (NYSE American: BTN), since February 2015; Firefly Systems Inc., a venture-backed digital advertising company, since August 2020; and FG Communities, Inc., a real estate management company focused on preserving and improving affordable housing, since July 2022. Mr. Cerminara is President since February 2021 and will serve as a director of FG New America Acquisition II Corp., a special purpose acquisition company currently in the process of completing its initial public offering which is focused on searching for a target business in the financial services and insurance industries, and he is also the chairperson of the board of directors of FG Acquisition Corp. (TSX: FGAA.U), a Canadian special purpose acquisition company focused on searching for a target company in the financial services sector. In addition, Mr. Cerminara has served as a Senior Advisor to FG Merger Corp. (NASDAQ: FGMC), a special purpose acquisition company, since February 2022. From April 2021 to December 2021, Mr. Cerminara served as a director of Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company co-sponsored by Fundamental Global, which merged with Hagerty (NYSE: HGTY), a leading specialty insurance provider focused on the global automotive enthusiast market. From July 2020 to July 2021, Mr. Cerminara served as Director and President of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company, which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit. Mr. Cerminara has served as the Chairman of Ballantyne Strong, Inc. since May 2015 and previously served as its Chief Executive Officer from November 2015 through April 2020. Mr. Cerminara was the Chairman of BK Technologies Corporation from March 2017 until April 2020. He served on the board of directors of GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, from June 2016 to October 2021 and was appointed Chairman from June 2018 to June 2021; Limbach Holdings, Inc. (NASDAQ: LMB), a company which provides building infrastructure services, from March 2019 to March 2020; Iteris, Inc. (NASDAQ: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017; Magnetek, Inc., a publicly-traded manufacturer, in 2015; and blueharbor bank, a community bank, from October 2013 to January 2020. He served as a Trustee and President of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 to March 2021. Previously, Mr. Cerminara served as the Co-Chief Investment Officer of CWA Asset Management Group, LLC, a position he held from January 2013 to December 2020. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price (NASDAQ: TROW) from 2001 to 2007, where he was named amongst Institutional Investor’s Best of the Buy Side Analysts in November 2006, and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA degree from the Darden Graduate School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation. We believe Mr. Cerminara is qualified to serve on our Board as he contributes his perspective as one of the Company’s largest stockholders. He also offers to the Board valuable insights obtained through his management and operational experience and extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

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William J. Gerber, age 64, has served as a director of Ballantyne Strong since May 2015. Mr. Gerber served as Chief Financial Officer of TD Ameritrade Holding Corporation (Nasdaq: AMTD) (“TD Ameritrade”), a provider of securities brokerage services and related technology-based financial services to retail investors, traders and independent registered investment advisors, from October 2006 to October 2015. In May 2007, he was named Executive Vice President of TD Ameritrade. In his role as Chief Financial Officer, he oversaw investor relations, business development, certain treasury functions and finance operations, including accounting, business planning and forecasting, external and internal reporting, tax and competitive intelligence. From May 1999 until October 2006, he served as the Managing Director of Finance at TD Ameritrade, during which time he played a significant role in evaluating merger and acquisition opportunities. Prior to joining TD Ameritrade, he served as Vice President of Acceptance Insurance Companies, Inc. (“Acceptance”), where he was responsible for all aspects of mergers and acquisitions, investment banking activity, banking relationships, investor communications and portfolio management. Prior to joining Acceptance, Mr. Gerber spent eight years with Coopers & Lybrand, now known as PricewaterhouseCoopers, serving as an audit manager primarily focusing on public company clients. Mr. Gerber was named to Institutional Investor Magazine’s All-America Executive Team as one of the top three CFOs in the Brokerage, Asset Managers and Exchanges category (2012 and 2013). He was also named a member of the CNBC CFO Council (2013 and 2014). Since January 2017, he has served on the Board of Directors of Northwestern Mutual Series Fund, Inc., a mutual fund company. He has also served on the Board of Directors of the U.S. holding company for the Royal Bank of Canada since July 2016 and Streck, Inc., a privately held company, since March 2015. He previously served on the Boys Town National Board of Trustees and the Board of Directors for CTMG Inc., a privately held pharmaceutical testing company. Mr. Gerber holds a B.B.A. in Accounting from the University of Michigan. Mr. Gerber is also a Certified Public Accountant in the State of Michigan. Mr. Gerber served as Executive Vice President and Chief Financial Officer of TD Ameritrade, an online brokerage business, for more than eight years and has extensive financial experience, bringing valuable skills to our Board of Directors.

Charles T. Lanktree, age 73, has served as a director of Ballantyne Strong since May 2015. Mr. Lanktree has served as Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs, since 2012 and also served as its President from 2012 to 2018. Since 1997, Mr. Lanktree has served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchise-driven consumer egg business, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree currently serves on the Board of Directors of Eggland’s Best, Inc. and several of its affiliates. He has also served on the board of directors of BK Technologies Corporation (NYSE American: BKTI), a holding company with a wholly owned operating subsidiary that manufactures high-specification communications equipment, since March 2017. From 2010 to 2013, he served on the Board of Directors of Eurofresh Foods, Inc., a privately held company, and, from 2004 to 2013, he was on the Board of Directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc. from 1985 to 1987. From 1976 to 1985, he held various executive-level marketing positions with The Grand Union Company and Beech-Nut Foods Corporation. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s University. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977. Mr. Lanktree’s 25 years of experience in consumer marketing and retail operations and his extensive experience as a Chief Executive Officer, coupled with his knowledge and insight of the retail industry, including distribution and franchising operations, qualifies him to serve on our Board of Directors.

Michael C. Mitchell, age 43, has served as a director of Ballantyne Strong since October 2021. Mr. Mitchell most recently served as a Partner at Locust Wood Capital, which he retired from in 2019 after nine years with the firm in analytical positions in the consumer, industrial, real estate and media industries. From 2006 to 2011, Mr. Mitchell was a senior analyst at Breeden Capital LP, working with former SEC Chairman Richard C. Breeden, where Mr. Mitchell was primarily focused on consumer business and was actively involved in board engagements at Applebee’s, a then-Nasdaq-listed restaurant operating company and franchisor and Zale Corporation, a then-NYSE-listed leading specialty retailer of fine jewelry as an advisor to the board. From 2005 to 2006, Mr. Mitchell worked as an analyst for Kellogg Capital Group, LLC, the private investment firm founded by Peter Kellogg, From 2004 to 2005, Mr. Mitchell served as an equity research analyst at Jefferies and Company, Inc. covering post-reorganization equities. Mr. Mitchell is currently the Chief Operating Officer of Children’s Eye Care of Northern Colorado, P.C., a Pediatric Ophthalmology practice based in Fort Collins, CO, which he cofounded and operates with his wife Dr. Carolyn G. Mitchell. Additionally, Mr. Mitchell serves on the advisory board of the Michael F. Price College of Business at the University of Oklahoma. Mr. Mitchell received an MBA from the Michael F. Price College of Business at the University of Oklahoma and a B.S. in Marketing from the Spears College of Business at Oklahoma State University. We believe Mr. Mitchell is qualified to serve on our Board of Directors as he offers the Board valuable insights obtained through his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

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Robert J. Roschman, age 57, has served as a director of Ballantyne Strong since May 2015. Mr. Roschman has been an owner of Triple R. Associates, Ltd., a real estate firm with over 100 properties leased to fast food, distribution and retail tenants, since 1992. Mr. Roschman also holds ownership interests in several development properties throughout Florida. Mr. Roschman previously served on the Board of Directors of Giant Holdings, Inc., a privately held federally chartered bank with an Internet division, which he founded in 1998 and which merged into Home BancShares, Inc. (Nasdaq: HOMB) in February 2017. From 1987 to 2000, Mr. Roschman was a Co-Founder and Vice President of Snapps Restaurants, Inc., a 76-store fast food restaurant which merged into Rally’s Hamburgers, Inc. From 1983 until 1997, he served as a shareholder of Charter Bank in Delray Beach, Florida, which merged into Southtrust Bank in 1997. Mr. Roschman received a B.S. from Florida State University. Mr. Roschman brings over 30 years of experience as an investor in multiple lines of business, including real estate, franchising, distribution, banking and retail. Mr. Roschman’s extensive experience as an investor and in managing and overseeing multiple businesses is valuable for evaluating strategic opportunities and qualifies him to serve on our Board of Directors.

Ndamukong Suh, age 35, has served as a director of Ballantyne Strong since January 2016. Mr. Suh is an independent private investor and holds ownership interests in several real estate development projects across Michigan, Nebraska, Oregon and Colorado. Mr. Suh is the Founder and a director of the Suh Family Foundation. He is also a professional athlete and was a member of the Tampa Bay Buccaneers of the National Football League (“NFL”) from 2019 to 2022, becoming a Superbowl champion in February 2021. He previously was with the NFL’s Los Angeles Rams from 2018 to 2019, Miami Dolphins from 2015 to 2017 and Detroit Lions from 2010 to 2014. He currently serves on the Board of Advisors of Ember Technologies, a privately held manufacturer and designer of patented temperature adjustable dishware and drinkware. Mr. Suh holds a Bachelor’s degree in Engineering focused on Construction Management from the University of Nebraska. Our Board of Directors believes that Mr. Suh’s well cultivated business and personal network adds unique value to the Company, which, coupled with his extensive experience as an investor, allows him to evaluate strategic opportunities and qualifies him to serve on our Board of Directors.

Larry G. Swets, Jr., age 48, has served as a director of Ballantyne Strong since October 2021. Mr. Swets has served as the Chief Executive Officer of FG Financial Group, Inc. (Nasdaq: FGF) (“FG Financial”), a diversified reinsurance, investment management and real estate holding company, since November 2020, after having served as Interim CEO from June 2020 to November 2020. Mr. Swets founded Itasca Financial LLC (“Itasca Financial”), an advisory and investment firm, in 2005 and has served as its managing member since inception. Mr. Swets is a member of the board of directors of FG Financial since November 2013; GreenFirst Forest Products Inc. (TSXV: GFP) (“GreenFirst”), a public company focused on investments in the forest products industry, since June 2016; Harbor Custom Development, Inc. (Nasdaq: HCDI) since February 2020; Alexian Brothers Foundation since March 2018; and Unbounded Media Corporation since June 2019. Mr. Swets also serves as Chief Executive Officer and a member of the board of directors of FG Acquisition Corp. (TSX: FGAA.U) since October 2021, and chairman of the board of directors of FG Merger Corp (Nasdaq: FGMC) since February 2022, two special purpose acquisition companies seeking to complete acquisitions. Previously, Mr. Swets served as a Director and Chief Executive Officer of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit, from July 2020 to July 2021. Mr. Swets served as Senior Advisor to Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company which merged with Hagerty, Inc. (NYSE: HGTY), a leading specialty insurance provider focused on the global automotive enthusiast market, from April 2021 to December 2021. Mr. Swets served as Chief Executive Officer of GreenFirst from June 2016 to June 2021. Mr. Swets served as the Chief Executive Officer of Kingsway Financial Services Inc. (NYSE: KFS) (“Kingsway”) from July 2010 to September 2018, including as its President from July 2010 to March 2017. He served as Chief Executive Officer and a director of 1347 Capital Corp., a special purpose acquisition company, from April 2014 to July 2016 when the company completed its initial business combination to form Limbach Holdings, Inc. (Nasdaq: LMB) (“Limbach”). Mr. Swets also previously served as a member of the board of directors of Limbach from July 2016 to August 2021; Kingsway from September 2013 to December 2018; Atlas Financial Holdings, Inc. (Nasdaq: AFH) from December 2010 to January 2018; FMG Acquisition Corp. (Nasdaq: FMGQ) from May 2007 to September 2008; United Insurance Holdings Corp. from 2008 to March 2012; and Risk Enterprise Management Ltd. from November 2007 to May 2012. Mr. Swets served as director of Insurance Income Strategies Ltd. from October 2017 to December 2021. Prior to founding Itasca Financial, Mr. Swets served as an insurance company executive and advisor, including the role of director of investments and fixed income portfolio manager for Lumbermens Mutual Casualty Company, formerly known as Kemper Insurance Companies. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets earned a Master’s Degree in Finance from DePaul University in 1999 and a Bachelor’s Degree from Valparaiso University in 1997. He is a member of the Young Presidents’ Organization and holds the Chartered Financial Analyst (CFA) designation. Mr. Swets’ 25 years of experience within financial services and extensive financial experience qualifies him to serve on our Board of Directors.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the director nominees listed above.

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CORPORATE GOVERNANCE

The Board of Directors operates pursuant to the provisions of the Certificate of Incorporation and Bylaws and has also adopted several corporate governance policies to address significant corporate governance issues. Our Code of Ethics, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, and Compensation Committee Charter are available on our website at www.ballantynestrong.com under the tab “Investor Relations” and then the “Corporate Governance” tab. The information provided on our website is referenced in this proxy statement for information purposes only, and shall not be deemed to be a part of or incorporated by reference into this proxy statement or any other filings the Company makes with the SEC.

Board Leadership Structure and Role of the Board in Risk Oversight

D. Kyle Cerminara is the Chairman of the Company’s Board of Directors and former Chief Executive Officer. Mr. Cerminara is the Chief Executive Officer and co-founder of Fundamental Global, the Company’s largest stockholder, which, together with its affiliates, held approximately [●]% of the voting and economic interest in the Company as of the Record Date. As such, Mr. Cerminara may be deemed to be the Company’s controlling stockholder.

Mr. Roberson serves as Chief Executive Officer while Mr. Cerminara is the non-executive Chairman of the Board. Prior to April 13, 2020, Mr. Cerminara served as both Chairman and Chief Executive Officer of the Company, which the Board of Directors believed was the best leadership structure for the Company and our stockholders at the time. On April 13, 2020, Mr. Cerminara resigned from his position as our Chief Executive Officer, while continuing to serve as Chairman of the Board of Directors, at which time Mr. Roberson was appointed Chief Executive Officer.

We believe it is beneficial to separate the roles of Chairman of the Board and Chief Executive Officer to facilitate their differing roles in the leadership of the Company. The role of the Chairman includes setting the agenda for, and presiding over, all meetings of our Board, including executive sessions of independent directors, providing input regarding information sent to our Board, serving as liaison between the Chief Executive Officer and the independent directors and directors and providing advice and assistance to the Chief Executive Officer. The Chairman is also a key participant in establishing performance objectives and overseeing the process for the annual evaluation of our Chief Executive Officer’s performance. In contrast, our Chief Executive Officer is responsible for handling our day-to-day management and direction, serving as a leader to the management team and formulating corporate strategy.

The Board has historically sought to ensure that a majority of its members are independent. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders. The Board has not appointed a lead independent director at this time. Currently, the Board consists of seven directors, five of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman is appointed annually by the Board, the directors are able to evaluate the leadership and performance of the Chairman each year.

The Board of Directors does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time.

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One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, information technology and security and reputation risks. The Audit Committee has the responsibility to consider and discuss major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective members of the Board of Directors and their qualifications, as well as environmental, social and governance (“ESG”)-related risks. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including diversity and inclusion initiatives and management of human capital risks. Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the Internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Board believes oversight of this risk is appropriately allocated to the Audit Committee. The Audit Committee, with input from management, assesses the Company’s cybersecurity risks and the measures implemented by the Company to mitigate and prevent cyberattacks and respond to data breaches, and periodically reports on the Company’s cybersecurity program to the Board of Directors. In addition, in connection with the COVID-19 outbreak, the Board and management have focused on our efforts to mitigate associated financial and human capital management risk exposures.

Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. Typically, the entire Board of Directors meets with management and the applicable committees of the Board of Directors at least annually to evaluate and monitor respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from individuals responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible. The Board of Directors’ role in risk oversight does not affect its leadership structure.

Board Independence

The Board of Directors is composed of a majority of independent directors as defined by the listing requirements of the NYSE American. The Board of Directors has determined that Messrs. Gerber, Lanktree, Mitchell, Roschman and Suh are independent directors of the Company under the listing standards adopted by the NYSE American. In making these independence determinations, the Board of Directors considered all of the factors that automatically compromise director independence as specified in the NYSE American’s listing standards and determined that none of those conditions existed. In addition, the Board of Directors considered whether any direct or indirect material relationship, beyond those factors that automatically compromise director independence, existed between those directors, their immediate family members, or their affiliated entities, on the one hand, and us and our subsidiaries, on the other hand. The Board of Directors determined, for those directors identified as independent above, that any relationship that existed was not material and did not compromise that director’s independence. Our independent directors meet in an executive session at least once per year. All standing committee members are independent for the purpose of the committees on which they serve.

Communication to the Board

Stockholders and other interested parties wishing to communicate with the Board of Directors or a specific director may do so by delivering written correspondence to the Corporate Secretary of the Company at: Attn: Corporate Secretary, Ballantyne Strong, Inc., 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210. The Corporate Secretary will present the communication to the appropriate director or directors.

Board and Committee Meeting Attendance

The Board of Directors held 13 meetings during 2021. During 2021, each current director attended at least seventy-five percent (75%) of the aggregate of the total number of Board meetings held during the period for which he served as a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

The Company does not have a policy with regard to board members’ attendance at annual meetings of our stockholders. Messrs. Cerminara, Mitchell, Lanktree, and Swets attended the 2021 Annual Meeting of Stockholders.

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Hedging and Pledging Policy

Under Ballantyne Strong’s Insider Trading Policy, all directors, officers and employees of Ballantyne Strong and its subsidiaries are prohibited from engaging in any hedging transactions involving Ballantyne Strong securities or equity securities of any subsidiaries of Ballantyne Strong, holding Ballantyne Strong securities in a margin account or pledging Ballantyne Strong securities as collateral.

Legal Proceedings

No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

BOARD COMMITTEES

The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The current charters for each of the committees are available on our website www.ballantynestrong.com under the “Investor Relations” tab and then the “Corporate Governance” tab. The members of the committees, as of the Record Date, are identified in the following table:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
D. Kyle Cerminara(1)
William J. Gerber	Chair	X
Charles T. Lanktree		Chair	X(3)
Michael C. Mitchell	X(2)
Robert J. Roschman	X	X	Chair(4)
Ndamukong Suh			X
Larry G. Swets, Jr.

(1) Chairman of the Board of Directors.

(2) Mr. Mitchell was appointed as a member of the Audit Committee on November 16, 2021.

(3) Mr. Lanktree was appointed as a member of the Nominating and Corporate Governance Committee on September 29, 2021.

(4) Mr. Roschman was appointed as the chair of the Nominating and Corporate Governance Committee on September 29, 2021.

Audit Committee

The Audit Committee of the Board of Directors consists of Messrs. Gerber (Chair), Mitchell, and Roschman, who are independent for purposes of serving on the committee under the SEC’s rules and NYSE American’s listing requirements. The Audit Committee acts under a written charter adopted by the Board of Directors, which is available on our website at https://ballantynestrong.com/investors. All Audit Committee members are financially literate. The Board of Directors has determined that Mr. Gerber is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act. The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, internal controls, and reporting practices of the Company, and performs such other duties as are directed by the Board of Directors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee’s responsibilities include, among other things, reviewing policies and procedures regarding transactions, and reviewing and overseeing the transactions, between the Company and officers, directors and other related parties that are not a normal part of the Company’s business, and overseeing compliance with the Company’s Code of Ethics and considering conflicts of interest. Annually and on a quarterly basis, the Audit Committee reviews and discusses matters separately with management of the Company and with the Company’s independent registered public accounting firm.

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The Audit Committee also conducts periodic oversight of the Company’s risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and to respond to data breaches.

The Audit Committee is directly responsible for the appointment of the independent registered public accounting firm engaged to prepare and issue an audit report on the financial statements of the Company and periodically reviews and evaluates such firm’s performance and independence from management. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee has delegated the responsibility of approving proposed non-audit services that arise between Audit Committee meetings to the Audit Committee Chairman, provided that the decision to approve the services is presented for ratification at the next scheduled Audit Committee meeting. During 2021, the Audit Committee held four meetings.

Compensation Committee

The Compensation Committee of the Board of Directors consists of Messrs. Lanktree (Chair), Gerber and Roschman. All members of the Compensation Committee are independent for purposes of serving on the committee under the NYSE American’s listing requirements and applicable SEC and tax regulations. The Compensation Committee acts under a written charter adopted by the Board of Directors, which is available on our website at https://ballantynestrong.com/investors. The Compensation Committee is responsible for establishing policies with respect to the compensation of the Company’s officers and has overall responsibilities for approving and evaluating officer compensation plans, policies and programs of the Company. The Compensation Committee’s functions include, but are not limited to:

●	Determining the compensation of the Chief Executive Officer, and overseeing all other executive officers’ compensation, including salary and payments under the Company’s incentive and stock plans;

●	Administering the Company’s stock compensation plans, including approving all individual grants and awards under these plans;

●	Reviewing compensation for non-employee directors and recommending changes to the Board of Directors;

●	Reviewing and monitoring matters related to human capital management, including talent acquisition, development and retention, internal pay equity, diversity and inclusion, and corporate culture; and

●	Conducting an annual risk assessment to ensure that the Company’s executive compensation plans and programs do not promote the assumption of excessive risk and remain consistent with the approved overall compensation philosophy and strategy.

The Compensation Committee has the sole authority to retain and to terminate any compensation consultant, legal counsel or financial or other advisor to be used to assist in the performance of its duties and responsibilities, without consulting or obtaining the approval of senior management of the Company in advance, and has the sole authority to approve the compensation advisor’s fees and other retention terms. The Compensation Committee is responsible for annually reviewing an assessment of any potential conflict of interest raised by the work of a compensation consultant (and other compensation advisor, as required) that is involved in determining or recommending executive and/or director compensation.

The Compensation Committee may delegate its authority to a subcommittee of its members. The Compensation Committee held three meetings during 2021.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Roschman (Chair), Lanktree and Suh. All members of the Nominating and Corporate Governance Committee are independent for purposes of serving on the committee under the NYSE American’s listing requirements. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, which is available on our website at https://ballantynestrong.com/investors. The functions of the Nominating and Corporate Governance Committee include, among other items, overseeing all aspects of the Company’s corporate governance functions, including compliance with significant legal, ethical and regulatory requirements. The Nominating and Corporate Governance Committee’s functions include, but are not limited to:

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●	Overseeing the annual review of the effectiveness of the Board of Directors and its committees;

●	Administrating a director orientation program for all newly-elected or appointed members of the Board of Directors;

●	Recommending the assignment of directors to the various committees of the Board of Directors;

●	Evaluating emergent ESG-related risks and the Company’s ESG goals, and reviewing and discussing with management strategies, activities, and policies regarding ESG-related matters and making recommendations to the Board;

●	Reviewing and assessing stockholder proposals submitted to the Company for inclusion in the Company’s proxy statement; and

●	Periodically reviewing the Company’s corporate governance policies and practices and recommending changes to the Board of Directors when appropriate in light of the Company’s position, developments in laws and regulations applicable to the Company, and corporate governance trends and practices.

The Nominating and Corporate Governance Committee also reports to, and assists, the Board of Directors in identifying individuals for membership on the Board of Directors and recommends to the Board of Directors the director nominees for the Company’s Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee held one meeting during 2021.

Director Nomination Process—The Nominating and Corporate Governance Committee believes that the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for membership on the Board of Directors, the Nominating and Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for service on the Board of Directors and are willing to continue as directors. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm.

Candidates will be chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar issues is of particular value, executive officers of other corporations are desirable candidates. Ballantyne Strong does not have a set policy or process for considering “diversity”, however that term may be defined, in identifying nominees. However, the Nominating and Corporate Governance Committee strives to identify and recruit individuals whose diverse talents, experiences and backgrounds enhance the inclusive environment in which the Board of Directors currently functions. The Nominating and Corporate Governance Committee relies upon its judgment of the foregoing general criteria and the following personal criteria in selecting candidates for nomination to the Board of Directors:

●	Independence and absence of conflicts of interest;

●	Honesty, integrity and accountability;

●	Substantial business experience with a practical application to the Company’s needs;

●	Willingness to ask tough questions in a constructive manner that adds to the decision-making process of the Board of Directors;

●	Demonstrated ability to think strategically and make decisions with a forward-looking focus;

●	Ability to assimilate relevant information on a broad range of topics;

●	Willingness to express independent thought;

●	Team player;

●	Willingness to make a strong commitment of time and attention to the Board of Directors’ processes and affairs; and

●	Ability to commit to Company stock ownership.

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The Nominating and Corporate Governance Committee will also consider proposals for nominees for director from stockholders which are made in writing to the Corporate Secretary of the Company and comply with the requirements set forth in the Bylaws. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following is a list of the names and ages of the executive officers of the Company as of the Record Date, their business history and their term of office with the Company.

Name	Age	Position and Principal Occupation	Officer Since
Mark D. Roberson	57	Chief Executive Officer since April 2020 and Executive Vice President, Chief Financial Officer and Treasurer from November 2018 to April 2020. Mr. Roberson brings an extensive background in executive leadership, operations, corporate finance, SEC reporting, treasury, and mergers and acquisitions. He previously served as Chief Operations Officer of Chanticleer Holdings, Inc., a Nasdaq-listed restaurant operating company, from May 2015 to November 2018, and as Chief Executive Officer of PokerTek, Inc., a then-Nasdaq-listed gaming technology company, from February 2010 to October 2014 (having served as Acting Chief Executive Officer from May 2009 until February 2010). He also served as Chief Financial Officer and Treasurer of PokerTek, Inc. from October 2007 until October 2014. Mr. Roberson previously held positions of increasing responsibility at Curtiss-Wright, Inc., a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a then-NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a Certified Public Accountant who started his career with Ernst & Young and PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a B.S. in Accounting from UNC-Greensboro and a B.S. in Economics from Southern Methodist University. He served on the Board of Directors of CynergisTek, Inc. (NYSE American: CTEK), a cybersecurity and information management consulting firm, from May 2016 to September 2022, where he chaired the Audit Committee.	2018

Todd R. Major	49	Chief Financial Officer, Secretary and Treasurer since April 2020 and Senior Vice President, Finance from April 2019 to April 2020. Mr. Major previously served as Senior Director, Financial and SEC Reporting of Bojangles, Inc., a then-Nasdaq-listed restaurant operating company and franchisor, from March 2015 to April 2019, as Director, Financial Reporting of Premier, Inc. (Nasdaq: PINC), a healthcare performance improvement company, from September 2014 to February 2015, and as Senior Director, Financial Reporting of Horizon Lines, Inc., a then-NYSE-traded transportation and logistics company, from November 2006 to September 2014. From June 2003 to November 2006, Mr. Major previously held positions of increasing responsibility at Nabi Biopharmaceuticals, Inc., a then-Nasdaq-listed biopharmaceutical company engaged in the development and commercialization of proprietary products. Mr. Major is a Certified Public Accountant and earned an MBA from Queens University of Charlotte and a B.A. in Accounting from Flagler College.	2020

Ray F. Boegner	72	President of Strong Entertainment; previously Senior Vice President and Senior Vice President of Sales; Vice President of Sales prior to November 1996; joined the Company in 1985.	1997

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EXECUTIVE COMPENSATION

Introduction

In this section of the proxy statement, we disclose our executive compensation for our named executive officers (the “Named Executive Officers”), consisting of our principal executive officer during 2021 and the two other individuals who were serving as the most highly compensated executive officers other than the principal executive officer at the end of 2021. Our Named Executive Officers for 2021 were as follows:

●	Mark D. Roberson, Chief Executive Officer (as of April 2020) and former Executive Vice President and Chief Financial Officer;

●	Todd R. Major, Chief Financial Officer (as of April 2020); and

●	Ray F. Boegner, President of Strong Entertainment.

Base Salaries

Effective as of August 16, 2021, Messrs. Roberson and Major receive an annual salary of $295,000 and $230,000 respectively. Effective as of March 1, 2017, Mr. Boegner receives an annual base salary of $275,000.

Prior to August 16, 2021, Mr. Roberson received a base salary of $250,000, which salary was negotiated as part of his employment agreement at the time of his hiring as Executive Vice President and Chief Financial Officer of the Company, effective November 16, 2018. Prior to August 16, 2021, Mr. Major received a base salary of $200,000, which salary was negotiated as part of his employment agreement at the time of his hiring as Senior Vice President of Finance of the Company, effective March 20, 2019.

In response to the impact of the COVID-19 pandemic on the Company, the economy, and the industry, each executive officer of the Company agreed to four temporary reductions in the base salaries otherwise payable to the executive officers, which were expected to be temporary until the Company resumes normal operations. On April 29, 2020, as approved by the Board on April 30, 2020, Messrs. Roberson and Boegner agreed to a 60% reduction in each of their salaries, and Mr. Major agreed to a 25% reduction in his salary, which reductions were effective from April 13, 2020, until June 30, 2020. On July 8, 2020, the Board approved, and Messrs. Roberson, Boegner and Major agreed to, a 25% reduction in each of their salaries, which reductions were effective from July 1, 2020, until and including July 31, 2020. On August 17, 2020, as approved by the Board on August 18, 2020, Messrs. Roberson, Boegner and Major agreed to a 25% reduction in each of their salaries, which reductions were effective from August 1, 2020, until and including August 31, 2020. On September 15, 2020, the Board approved, and Messrs. Roberson, Boegner and Major agreed to, a 25% reduction in each of their salaries, which reductions were effective from September 1, 2020, until and including September 30, 2020.

Discretionary Bonuses

In March 2021, the Compensation Committee approved the payment of performance bonuses to Messrs. Roberson and Major of $262,500 and $112,500, respectively, for extra time and effort given by such employees in connection with the successful completion of the sale of our Convergent operating business. In October 2020, the Compensation Committee approved the payment of performance bonuses to Messrs. Roberson and Major of $75,000 and $25,000, respectively, for extra time and effort given by such employees in connection with the successful completion of the sale of our Strong Outdoor operating business.

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Long-Term Incentives

We use long-term incentive equity awards as a part of our executive compensation program, in order to incentivize and reward the achievement of longer-term strategic objectives and align the financial interests of the Company’s executive officers with those of the Company’s stockholders. The Company’s long-term incentive program for its Named Executive Officers has consisted of restricted stock awards, restricted stock units and nonqualified stock options. Each such type of award, and the reasons it is used, is described below. At the Company’s 2017 Annual Meeting of Stockholders, the Company’s stockholders approved the 2017 Plan (prior to its amendment and restatement) as the successor to our 2010 Long-Term Incentive Plan (the “2010 Plan”) and 2014 Non-Employee Directors’ Restricted Stock Plan, and long-term incentive awards granted after the 2017 Annual Meeting of Stockholders have been made under the 2017 Plan. In addition, stockholders approved an amendment and restatement of the 2017 Plan at the 2019 Annual Meeting of Stockholders.

Restricted Stock Awards. Restricted stock awards represent the transfer of ownership of a certain number of shares of the Company’s common stock, subject to restrictions on transfer and a substantial risk of forfeiture based on the recipient’s continued employment by the Company during the applicable vesting period set out in the award agreement. Restricted stock awards are designed primarily to encourage retention of executive officers and key employees.

Restricted Stock Units. RSUs represent a right to receive a specific number of units at the end of the specified period. Each recipient of RSUs has no rights as a stockholder through such RSUs during the restriction period of the RSUs. Settlement of an RSU award is made in cash, shares of stock or some combination thereof, as specified in the applicable award agreement. RSUs are designed to provide retention incentives to our executive officers and key employees.

Nonqualified Stock Options. Nonqualified stock options represent an option to purchase shares of the Company’s common stock at an option price equal to the closing price on the NYSE American of the Company’s common stock on the grant date. The stock options are designed to motivate executives to increase stockholder value as the stock options will only have value if our stockholders also benefit from increasing stock prices.

2021 Equity Grants

The Compensation Committee did not approve grants of stock options or RSUs to our Named Executive Officers during 2021.

2020 Equity Grants

On October 9, 2020, the Compensation Committee approved grants of stock options and RSUs to Messrs. Roberson, Major and Boegner. Messrs. Roberson, Major and Boegner received options to purchase 20,000, 10,000 and 15,000 shares of the Company’s common stock, respectively, at an exercise price of $1.60 per share, pursuant to the 2017 Plan. The stock options have a ten-year term, and become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

Messrs. Roberson, Major and Boegner also received 40,000, 20,000 and 30,000 RSUs, respectively, pursuant to the 2017 Plan. These RSUs vest in one-third annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

401(k) Retirement Plan

The Company’s executive officers are able to participate in the Company’s Retirement and Savings 401(k) Plan (the “401(k) Plan”), which is a combination savings and profit sharing plan designed to qualify under Section 401 of the U.S. Internal Revenue Code. Participation in the 401(k) Plan is generally available to all Ballantyne Strong employees on the same terms. Each participant may defer up to 100% of his or her compensation. The Company may make a discretionary matching contribution equal to a uniform percentage of salary. Each year the Company determines the amount of the discretionary percentage. In 2021 and 2020, the Company matched 50% of the amount deferred up to 6% of each participating employee’s contribution. Employee contributions to the 401(k) Plan are non-forfeitable. Employer contributions vest annually over three years on the employee’s employment anniversary. Benefits may be distributed to participants or their beneficiaries, as the case may be, in the event of a participant’s death, retirement or other termination of service, or, if the participant so requests, on reaching age 59½. Participants may be eligible to withdraw benefits in case of hardship.

Contributions to the 401(k) Plan made by the Company on behalf of the Named Executive Officers are included in the 2021 Summary Compensation Table.

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Employment Agreements

The Company currently has written employment agreements with Messrs. Boegner, Roberson and Major. The material provisions of these employment agreements are discussed below.

Mr. Roberson’s employment agreement with the Company, which was entered into as of November 6, 2018, provides for a base salary, subject to annual review and adjustment, and he is eligible for performance-based compensation in the form of an annual bonus targeted at $150,000, payable partly in cash and partly through equity awards as determined by the Compensation Committee. The bonus will be subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee. Mr. Roberson is also eligible to participate in the Company’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of the Company. The employment agreement also contains customary non-competition and non-solicitation covenants. If Mr. Roberson’s employment is terminated by the Company without Cause (as defined in the Amendment), Mr. Roberson will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Roberson timely and properly elects continuation health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will pay Mr. Roberson’s COBRA premiums for a period of twelve months following the termination date.

Mr. Major’s employment agreement with the Company, which was entered into as of March 20, 2019, provides for a base salary, subject to annual review and adjustment, and he is eligible for performance-based compensation in the form of an annual bonus targeted at 25% of base salary, payable in a combination in cash and equity, as determined by the Compensation Committee. The bonus will be subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee. As a signing bonus, the Company granted Mr. Major 30,000 RSUs (equal to $90,000 of common stock, as determined based on the trading price of the Company’s common stock on the date of grant) pursuant to the 2017 Plan, vesting over a period of three years from the date of grant. The Company also paid a cash signing bonus of $30,000. Mr. Major is also eligible to participate in the Company’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of the Company. The employment agreement also contains customary non-competition and non-solicitation covenants. Mr. Major is entitled to severance equal to one year of his base salary in the event of a change in control that results in his termination or if the Senior Vice President of Finance position is eliminated without Mr. Major being offered a mutually-agreed comparable opportunity at an affiliate of the Company.

Mr. Boegner’s employment agreement with the Company, which was entered into on February 14, 2012, provides for a base salary, subject to annual review and adjustment, and Mr. Boegner’s eligibility to participate in and/or receive other benefits under compensation plans provided to other executive employees of the Company. He is eligible for performance-based compensation in the form of an annual bonus and is eligible to receive awards, in the Compensation Committee’s discretion, under the Company’s long-term incentive plans. Pursuant to his employment agreement, in the event that his employment is terminated by Ballantyne Strong without cause or by Mr. Boegner for good reason, as these terms are defined in the agreement, then he will receive his base salary for a period equal to three (3) weeks for each year that he was employed by the Company. On April 26, 2021, the Company amended Mr. Boegner’s employment agreement to limit this severance period to three (3) weeks for each year that he was employed by the Company up to and including October 2020. In addition, the Company will pay for, or reimburse Mr. Boegner for, the cost of health insurance during this same period. For more information on the terms of Mr. Boegner’s employment agreement, see “Potential Payments Upon Termination or Change in Control — Employment Agreements.”

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Executive Compensation Tables

The following table sets forth information regarding all forms of compensation earned by the Company’s Named Executive Officers during the last two fiscal years. Messrs. Roberson, Major and Boegner were employed by the Company during all of fiscal 2021 and 2020. Mr. Roberson served as Chief Financial Officer from November 16, 2018, to April 13, 2020, and was appointed as the Company’s Chief Executive Officer on April 13, 2020. Mr. Major served as Senior Vice President, Finance from April 8, 2019, to April 13, 2020, and was appointed as the Company’s Chief Financial Officer on April 13, 2020.

2021 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)(7)	Total ($)
Mark D. Roberson (1)	2021	265,577	262,500	—		—		—	—	9,821	537,898
CEO and Former CFO	2020	201,250	75,000	64,000	(5)	16,800	(6)	—	—	7,080	364,130

Todd R. Major (2)	2021	210,385	112,500	—		—		—	—	8,227	331,112
CFO	2020	176,346	25,000	32,000	(5)	8,400	(6)	—	—	6,621	248,367

Ray F. Boegner	2021	275,000	—	—		—		—	—	9,913	284,913
President of Strong Entertainment	2020	221,375	—	48,000	(5)	12,600	(6)	—	—	7,762	289,737

(1)	Mr. Roberson served as our Executive Vice President and Chief Financial Officer from November 16, 2018, to April 13, 2020, and was appointed as our Chief Executive Officer effective April 13, 2020.

(2)	Mr. Major served as our Senior Vice President, Finance from April 8, 2019, to April 13, 2020, and was appointed as our Chief Financial Officer effective April 13, 2020.

(3)	In October 2020 and March 2021, the Compensation Committee approved the payment of transaction-related bonuses to Messrs. Roberson and Major for extra time and effort given by such employees in connection with the successful completion of the sale of certain portions of our operating businesses.

(4)	The amounts in these columns represent the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. For additional information relating to the assumptions made in valuing and expensing these awards refer to Note 13 in the Company’s consolidated financial statements included in the Company’s Annual Report, as filed with the SEC.

(5)	Consists of the grant date fair value of the October 9, 2020 grant of 40,000, 20,000 and 30,000 RSUs granted to Messrs. Roberson, Major and Boegner, respectively, pursuant to the 2017 Plan. The RSUs are to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vest in one-third annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

(6)	Consists of the grant date fair value of the October 9, 2020 grant of 20,000, 10,000 and 15,000 stock options to Messrs. Roberson, Major and Boegner, respectively, pursuant to the 2017 Plan. The stock options vest in one-fifth annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

(7)	The Company provides its executives with certain employee benefits. These benefits include excess life and disability insurance and contributions made by the Company under the 401(k) Plan. The amounts reported for each Named Executive Officer as All Other Compensation for 2021 are identified and quantified below.

	Mr. Roberson	Mr. Major	Mr. Boegner
Employer match on 401(k) Plan	$7,906	$6,312	$8,250
Excess life and disability insurance	1,915	1,915	1,663
Total All Other Compensation	$9,821	$8,227	$9,913

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The following table sets forth information concerning outstanding equity awards for each of the Company’s Named Executive Officers as of the end of the last completed fiscal year.

Outstanding Equity Awards at 2021 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(*)
Mark D. Roberson	24,000	16,000	(1)	2.25	12/4/2028	—		—
	12,000	18,000	(2)	2.89	6/6/2029	—		—
	4,000	16,000	(3)	1.60	10/9/2030	—		—
	—	—		—	—	21,667	(8)	62,618
	—	—		—	—	26,667	(9)	77,068

Todd R. Major	2,000	8,000	(3)	1.60	10/9/2030	—		—
	—	—		—	—	10,000	(10)	28,900
	—	—		—	—	13,334	(9)	38,535

Ray F. Boegner	5,000	—	(5)	4.70	1/11/2022	—		—
	32,000	—	(6)	4.33	11/22/2025	—		—
	32,000	8,000	(7)	6.50	2/28/2027	—		—
	30,000	20,000	(4)	4.70	1/26/2028	—		—
	8,000	12,000	(2)	2.89	6/6/2029	—		—
	—	12,000	(3)	1.60	10/9/2030	—		—
	—	—		—	—	13,334	(8)	35,535
	—	—		—	—	20,000	(9)	57,800

* Based on the closing stock price of our common stock of $2.89 on December 31, 2021, the last trading day of the 2021 fiscal year.

(1)	The 40,000 stock options granted to Mr. Roberson on December 4, 2018, pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on December 4, 2019, and thereafter on December 4 of each year through 2023.

(2)	The 30,000, 30,000 and 20,000 stock options granted to Messrs. Cerminara, Roberson and Boegner, respectively, on June 6, 2019, pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on June 6, 2020, and thereafter on June 6 of each year through 2024.

(3)	The 20,000, 10,000 and 15,000 stock options granted to Messrs. Roberson, Major and Boegner, respectively, on October 9, 2020, pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on October 9, 2021, and thereafter on October 9 of each year through 2025.

(4)	The 50,000 stock options granted to each of Messrs. Cerminara and Boegner on January 26, 2018, pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on January 26, 2019, and thereafter on January 26 of each year through 2023.

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(5)	The 30,000 stock options granted to Mr. Boegner on January 11, 2012, pursuant to the 2010 Plan became exercisable in four equal installments beginning on January 11, 2013, and thereafter on January 11 of each year through 2016. On both August 11, 2016, and August 30, 2016, Mr. Boegner exercised options from this grant to acquire 5,000 shares of the Company’s common stock. On June 8, 2017, Mr. Boegner exercised options from this grant to acquire 7,000 shares of the Company’s common stock. On August 10, 2017, Mr. Boegner exercised options from this grant to acquire 8,000 shares of the Company’s common stock.

(6)	The 40,000 stock options granted to Mr. Boegner on November 22, 2015, pursuant to the 2010 Plan became exercisable in five equal annual installments beginning on November 22, 2016, and thereafter on November 22 of each year through 2020. On November 23, 2016, Mr. Boegner exercised options from this grant to acquire 8,000 shares of the Company’s common stock at an exercise price of $4.33 per share.

(7)	The 40,000 stock options granted to Mr. Boegner on February 28, 2017, pursuant to the 2010 Plan become exercisable in five equal annual installments beginning on February 28, 2018, and thereafter on February 28 of each year through 2022.

(8)	Represents RSUs to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vested on June 6, 2022.

(9)	Represents RSUs to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vest in equal annual installments on October 9, 2022 and October 9, 2023.

(10)	Represents RSUs to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vested on May 31, 2022.

Potential Payments Upon Termination or Change in Control

Employment Agreements

If Mr. Roberson’s employment is terminated by the Company without Cause (as defined in the Amendment), Mr. Roberson will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Roberson timely and properly elects continuation health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will pay Mr. Roberson’s COBRA premiums for a period of twelve months following the termination date

Pursuant to Mr. Major’s employment agreement with the Company, in the event of a change in control that results in Mr. Major being terminated, or if the Senior Vice President of Finance position is eliminated without Mr. Major being offered a mutually-agreed comparable opportunity at an affiliate of the Company, Mr. Major will be entitled to severance equal to one year of his base salary.

Pursuant to Mr. Boegner’s employment agreement with the Company, in the event Mr. Boegner’s employment is terminated by the Company without cause or by Mr. Boegner for good reason, then he will receive his base salary for a period equal to three (3) weeks for each year that he has been employed by the Company and all existing insurance benefits shall remain in force until the last day of the month in which the severance period expires, subject to Mr. Boegner’s continued compliance with certain restrictive covenants set forth in the employment agreement (including confidentiality and non-solicitation covenants) and his execution of the Company’s standard form of general release. On April 26, 2021, the Company amended Mr. Boegner’s employment agreement to limit the severance period to three (3) weeks for each year that he was employed by the Company up to and including October 2020. In addition, Mr. Boegner would be entitled to receive any earned and unpaid amounts owed to him under the employment agreement and such other accrued benefits as may be provided for under the agreement. For purposes of Mr. Boegner’s employment agreement, “good reason” means a material breach by the Company of its obligations to Mr. Boegner under the agreement. In addition, for purposes of the agreement, “cause” exists if Mr. Boegner (i) acted dishonestly or incompetently or engaged in willful misconduct in performance of his executive duties, (ii) breached fiduciary duties owed to the Company, (iii) intentionally failed to perform reasonably assigned duties, (iv) willfully violated any law, rule or regulation, or court order (other than minor traffic violations or similar offenses), or otherwise committed any act which would have a material adverse impact on the business of the Company, and/or (v) is in breach of his obligations under the agreement and fails to cure such breach within thirty (30) days after receiving notice of the breach from the Company.

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We are also obligated under Mr. Boegner’s employment agreement to provide certain payments to Mr. Boegner in the event of his death or termination by reason of his incapacity. In the event of Mr. Boegner’s death, we are obligated to pay his estate all accrued sums due and owing to Mr. Boegner with respect to his salary and such other benefits as may be provided under his agreement. In addition, in the event we terminate Mr. Boegner’s employment by reason of his incapacity, Mr. Boegner is entitled to any accrued amounts due and owing to him with respect to his salary and such other benefits as may be provided under his agreement.

2017 Omnibus Equity Compensation Plan – Change in Control Provisions

Our 2017 Plan, which was initially approved by our stockholders on June 15, 2017, with the amendment and restatement of the 2017 Plan, effective as of October 28, 2019, approved by our stockholders on December 17, 2019, generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason.” Any stock options or stock appreciation rights (“SARs”) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to the exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the voting power or value of the Company’s stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors during a twelve-month period; and (c) the acquisition of 50% or more of the gross fair market value of the Company’s assets over a twelve-month period. The full definition of “change in control” is set out in the 2017 Plan.

For purposes of the 2017 Plan, unless otherwise defined in a written agreement with the participant or an applicable severance plan, “cause”, as a reason for the Company’s termination of a participant’s employment, generally means that the participant (a) acted dishonestly or incompetently or engaged in willful misconduct in performance of his or her duties; (b) breached fiduciary duties owed to the Company; (c) intentionally failed to perform reasonably assigned duties, which the participant did not satisfactorily correct within 30 calendar days following written notification; (d) was convicted or entered a plea of guilty or nolo contendere of any felony crime involving dishonesty; or (e) otherwise committed any act which could have a material adverse impact on the business of the Company.

For purposes of the 2017 Plan, unless otherwise defined in a written agreement with the participant or an applicable severance plan, “good reason”, as a reason for a participant’s termination of his or her employment, generally means the occurrence of any of the following without the participant’s consent (and unless timely cured by the Company following notice from the participant): (a) any material diminution in the participant’s compensation or benefits, unless generally applicable to all similarly situated employees of the Company; (b) the assignment to the participant of any duties inconsistent with, or substantially adverse to, his or her status and duties, or a reduction in title; (c) a material breach by the Company or a subsidiary of its obligations under the participant’s employment agreement, if any; or (d) the relocation of the participant’s primary work location to a location more than fifty miles away from the current location.

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Except as described above with respect to a change in control, unexercisable stock options, unvested restricted shares and unvested RSUs generally become forfeited upon termination of employment. The stock options that are exercisable at the time of termination of employment expire within the earlier of thirty days after such termination or the expiration date of the options. Upon termination for “cause,” all options, whether or not exercisable, are generally automatically forfeited.

Awards granted under the 2017 Plan may be subject to forfeiture or recoupment as determined by the Compensation Committee in the event of certain detrimental activity, such as a participant’s breach of applicable restrictive covenants. Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

2010 Long-Term Incentive Plan – Change in Control Provisions

The 2010 Plan provides that no acceleration of an award shall occur upon or after a “change in control” unless such acceleration is provided for in the applicable award agreement and determined by the Compensation Committee on a grant-by-grant basis or as may be provided in an after written agreement between the Company and the grantee. The award agreements for the stock options and restricted shares granted to Messrs. Cerminara and Boegner under the 2010 Plan provide for accelerated vesting of all unvested options and restricted shares upon the occurrence of a “change in control” while the grantee is employed by the Company or a subsidiary of the Company as of the date of the change in control.

For purposes of the 2010 Plan, subject to the exceptions set forth in the 2010 Plan, a “change in control” generally includes (i) the acquisition of more than 50% of the Company’s common stock; (ii) over a twelve-month period, the acquisition of more than 50% of the Company’s common stock or the replacement of a majority of the board of directors by directors not endorsed by the persons who were members of the board before the new directors’ appointment; and (iii) the acquisition of more than 50% of the total gross fair market value of all the assets of the Company over a twelve-month period.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors consists of Messrs. Lanktree (Chair), Gerber and Roschman, none of whom has been at any time an executive officer or employee of the Company, or has any relationship requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves, or in the past has served, on the board of directors, or as a member of the compensation committee (or other committee performing an equivalent function) of the board of directors of any entity that has one or more executive officers who serve as members of our Board of Directors or Compensation Committee.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed the executive compensation, as disclosed above, with management. Based on this review and those discussions, the Compensation Committee recommended that the executive compensation be included in this proxy statement.

Compensation Committee

Charles T. Lanktree (Chair)

William J. Gerber

Robert J. Roschman

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DIRECTOR COMPENSATION

The following table sets forth the compensation paid to the Company’s directors in fiscal 2021.

	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
D. Kyle Cerminara	65,000	49,999	—	—	—	—	114,999
William J. Gerber	58,000	39,998	—	—	—	—	97,998
Lewis M. Johnson (3)	—	—	—	—	—	—	—
Charles T. Lanktree	50,750	39,998	—	—	—	—	90,748
Michael C. Mitchell (4)	10,302	—	—	—	—	—	10,302
Robert J. Roschman	50,750	39,998	—	—	—	—	90,748
Ndamukong Suh	43,000	39,998	—	—	—	—	82,998
Larry G. Swets, Jr. (5)	9,674	—	—	—	—	—	9,674

(1)	Although not included in the above table, the directors are reimbursed for their out-of-pocket expenses of attending meetings of the Board of Directors.

(2)	On July 1, 2021, Mr. Cerminara was granted 10,504 RSUs under the 2017 Plan, and Messrs. Gerber, Lanktree, Roschman and Suh were each granted 8,403 RSUs under the 2017 Plan. The RSUs vest on the one-year anniversary of the grant date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated to the Board of Directors for election by stockholders, other than for good reason as determined by the Board of Directors in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company. Each RSU represents a contingent right to receive one share of common stock of the Company. The amounts shown in this column include the fair value of the annual RSU award on the date of grant, which was $4.76 per share. For additional information relating to the assumptions made in valuing and expensing these awards for 2021, refer to Note 13 in the Company’s consolidated financial statements included in the Company’s Annual Report, as filed with the SEC.

The aggregate number of unvested RSU awards outstanding as of December 31, 2021, for each of Messrs. Gerber, Lanktree, Roschman and Suh was 32,366. The aggregate number of unvested RSU awards outstanding as of December 31, 2021 for Mr. Cerminara was 54,612.

(3)	Mr. Johnson resigned from our Board of Directors on March 9, 2021.

(4)	Mr. Mitchell was appointed to our Board of Directors on October 4, 2021 and was appointed to the Audit Committee on November 16, 2021.

(5)	Mr. Swets was appointed to our Board of Directors on October 4, 2021.

On March 31, 2021, we modified the compensation program for all non-employee directors which was effective for fiscal year 2021. The program was adopted to remain competitive in attracting and retaining qualified Board members and to better align director compensation to other public companies of comparable size to the Company. The terms of the new program are as follows:

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●	The Chairman of the Board of Directors is entitled to receive an annual cash retainer of $65,000, and each other non-employee director is entitled to receive an annual cash retainer of $40,000, paid in quarterly installments;

●	The Chairman of the Audit Committee is entitled to receive an additional annual cash retainer of $10,000 and each other member of the Audit Committee is entitled to receive an additional cash retainer of $3,000, paid in quarterly installments;

●	The Chairman of the Compensation Committee as well as the Chairman of the Nominating and Corporate Governance Committee are each entitled to receive an additional cash retainer of $10,000, and each other member of the Compensation Committee as well as each other member of the Nominating and Corporate Governance Committee are entitled to receive and annual cash retainer of $3,000, paid in quarterly installments;

●	The Chairman of the Board of Directors receives an annual grant of RSUs with a value of $50,000, and each other non-employee director receives an annual grant of RSUs with a value of $40,000, vesting on the one-year anniversary of the grant date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated to the Board of Directors for election by stockholders, other than for good reason as determined by the Board of Directors in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company; and

●	Each non-employee director receives reimbursement for reasonable out-of-pocket expenses for attending meetings of the Board of Directors and its committees.

The 2017 Plan includes a limit on the amount of compensation payable to our non-employee directors. Specifically, the 2017 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), when taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Haskell & White LLP (“Haskell & White”) acted as the Company’s independent registered public accounting firm for the year ended December 31, 2021 and was responsible for conducting an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2021 with management of the Company and with representatives of Haskell & White. The discussions with Haskell & White included all matters that Haskell & White was required to communicate and discuss with the Audit Committee by the applicable requirements of the PCAOB and the SEC.

In addition, the Audit Committee reviewed the independence of Haskell & White. The Audit Committee discussed Haskell & White’s independence with them and has received written disclosures and a letter from Haskell & White regarding their independence as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence.

Based upon its review and the discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report.

The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Exchange Act and the rules and regulations thereunder.

William J. Gerber (Chair)

Michael C. Mitchell

Robert J. Roschman

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PROPOSAL TWO

ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Background

At the 2017 Annual Meeting of Stockholders, the stockholders approved, by advisory vote, an annual frequency for future advisory votes on the compensation of the Company’s Named Executive Officers (“say-on-pay vote”). This advisory vote was accepted by the Board of Directors. Stockholders are expected to have the opportunity to vote on the frequency of future votes on Named Executive Officer compensation at the 2023 Annual Meeting of Stockholders.

The annual advisory say-on-pay vote on executive compensation is provided to stockholders as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act and is a non-binding vote on the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules promulgated by the SEC, including the 2021 Summary Compensation Table and the other related tables and narrative disclosure. As a smaller reporting company, we are not required to provide a separately-captioned “Compensation Discussion and Analysis” section in this proxy statement.

The advisory say-on-pay vote is not a vote on the Company’s general compensation policies, compensation of the Board of Directors, or the Company’s compensation policies as they relate to risk management.

The Compensation Committee believes the Company’s executive compensation program reflects a strong philosophy that rewards performance and is closely aligned with stockholders’ long-term interests. We recognized that the COVID-19 pandemic could significantly impact our financial results and compensation outcomes and, accordingly, have temporarily reduced our executive officer and non-employee director compensation during 2020, as discussed under “Executive Compensation” and “Director Compensation” in this proxy statement.

Non-Binding Advisory Resolution

We are asking our stockholders to indicate their support for the Company’s executive compensation program as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the narrative compensation discussion sections, the compensation tables and any related materials disclosed in the Company’s Proxy Statement, is hereby APPROVED.”

This advisory say-on-pay vote on executive compensation is not binding on the Board of Directors or the Compensation Committee. However, the Board of Directors values the opinion of our stockholders and will take into account the result of the vote when making future decisions regarding executive compensation. The next say-on-pay vote is currently expected to occur at our 2023 Annual Meeting.

Required Vote

The number of votes cast by stockholders, either in person or by proxy, at the Annual Meeting “FOR” advisory approval of the compensation of our Named Executive Officers pursuant to the above resolution must exceed the number of votes cast “AGAINST” advisory approval.

Our Board of Directors recommends a vote “FOR” adoption of the advisory resolution approving the compensation of the Company’s Named Executive Officers.

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PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Haskell & White has served as the Company’s independent registered public accounting firm since April 11, 2019. It is expected that representatives of Haskell & White will attend the Annual Meeting, either in person or telephonically, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Audit Fees

The following table sets forth the aggregate fees for professional services rendered by Haskell & White for the years ended December 31, 2021, and December 31, 2020.

	2021	2020
Audit Fees(1)	$236,300	$238,000
Audit-Related Fees(2)	28,000	26,257
Tax Fees	—	—
All Other Fees(3)	296,000	—
Total	$560,300	$264,257

(1)	Includes fees for professional services rendered during the fiscal year for the audit of our annual financial statements and for reviews of the financial statements included in our quarterly reports on Form 10-Q.
(2)	Includes fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.
(3)	As noted in the Annual Report, Strong Global Entertainment filed a registration statement with the SEC and intends to commence an initial public offering of its common shares during 2022 to raise additional capital to support its growth plans. Includes fees for professional services rendered during the fiscal year for the audit of Strong Global Entertainment’s annual financial statements for 2019, 2020 and 2021 and for reviews of interim financial statements to be included in the registration statement.

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee has delegated the responsibility of approving proposed non-audit services that arise between Audit Committee meetings to the Audit Committee Chairman, provided that the decision to approve the services is presented for ratification at the next scheduled Audit Committee meeting.

Ratification of Haskell & White as our Independent Registered Public Accounting Firm

The Audit Committee has appointed Haskell & White as the independent registered public accounting firm to perform an audit of the Company’s consolidated financial statements for the year ending December 31, 2022. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm, and it oversees the negotiation of the fees that are paid for these services. In the course of these responsibilities, the Audit Committee periodically considers whether it would be in the Company’s and stockholders’ interests to change the Company’s independent registered public accounting firm. In addition, the Audit Committee ensures the mandatory, regular rotation of the lead audit partner, and in connection with that rotation, the Audit Committee and its Chairman are involved in the selection of the new lead audit partner.

After reviewing the performance of Haskell & White during the course of 2019, 2020 and 2021, and Haskell & White’s independence, among other matters, the Audit Committee believes that the continued retention of Haskell & White to serve as the Company’s independent registered public accounting firm for 2022 is in the best interests of the Company and its stockholders. This appointment is being presented to the stockholders for ratification.

Although applicable law does not require stockholder ratification of the appointment of Haskell & White as the Company’s independent registered public accounting firm, our Board of Directors has determined to ascertain the position of our stockholders on the appointment. If stockholders fail to ratify the appointment of Haskell & White as the Company’s independent registered public accounting firm, the Audit Committee will reconsider whether to retain Haskell & White, but may ultimately decide to retain them. Any decision to retain Haskell & White or another independent registered public accounting firm will be made by the Audit Committee and will not be resubmitted to stockholders. In addition, even if stockholders ratify the appointment of Haskell & White, the Audit Committee retains the right to appoint a different independent registered public accounting firm for fiscal 2022 if the Audit Committee determines that it would be in the Company’s best interests to do so.

Required Vote

The ratification of the appointment of the independent registered public accounting firm will be approved if the number of votes cast “FOR” the ratification of Haskell & White exceed the number of votes cast “AGAINST” ratification.

Our Board of Directors recommends a vote “FOR” ratification of the appointment of Haskell & White as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

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PROPOSAL FOUR

APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA BY MEANS OF THE ADOPTION AND APPROVAL OF THE PLAN OF MERGER

General

We are proposing to reincorporate the Company from Delaware to Nevada (the “Reincorporation”). The Reincorporation will be accomplished by means of the adoption and approval of an Agreement and Plan of Merger (the “Plan of Merger”) by and between the Company and Ballantyne Strong, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“BTN Nevada”). October 5, 2022, the Board of Directors unanimously approved the Reincorporation pursuant to the terms of the Plan of Merger and recommended that the stockholders of the Company approve the Reincorporation and approve and adopt the Plan of Merger. If the proposed Reincorporation and the Plan of Merger is adopted and approved by the Company’s stockholders, the Reincorporation will become effective at such time as determined by the Board of Directors by the filing articles of merger with the Secretary of State of the State of Nevada (the “Articles of Merger”) and a certificate of merger with the Secretary of State of the State of Delaware (the “Certificate of Merger”). Assuming this proposal is approved by the stockholders, these filings are expected to be made promptly following the Annual Meeting.

Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada in addition to saving the Company a substantial amount with respect to annual state fees.

Reasons for the Reincorporation Proposal

Our Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and our stockholders. Among other reasons described herein, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in savings to us over the long term. The Company estimates that it will save approximately $22,000 per year on franchise taxes as a result of the Reincorporation.

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of frivolous lawsuits being filed against the Company and its directors and officers. We believe that for the reasons described below, in general, Nevada law provides greater protection from such litigation to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation with little or no merit directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with Delaware. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. We believe that the advantage of Nevada is that, unlike Delaware corporate law, much of which consists of judicial decisions that migrate and develop over time, Nevada has pursued a statute-focused approach that does not depend upon constant judicial supplementation and revision, and is intended to be stable, predictable and more efficient.

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Also, reincorporation in Nevada will provide potentially greater protection from frivolous litigation for directors of the Company and, unlike Delaware, for officers as well. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The Reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company.

Stockholders should understand that the directors and our officers have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability. The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, please see “Comparative Rights of Stockholders under Delaware and Nevada Law” below.

Background and Effects of the Reincorporation

On October 5, 2022, our Board unanimously approved the Reincorporation pursuant to the Plan of Merger to change the state of our incorporation from the State of Delaware to the State of Nevada. A majority of the outstanding stock of the Company entitled to vote thereon is necessary for the adoption and approval of the Reincorporation pursuant to the Plan of Merger. Pursuant to the Plan of Merger between BTN Nevada and the Company, the Company will merge into BTN Nevada and BTN Nevada will be the surviving entity.

The principal effects of the Plan of Merger, if approved by our stockholders and effected, will be that:

●	The affairs of the Company will cease to be governed by Delaware law, including the Delaware General Corporation Law (“DGCL”), and will become subject to Nevada law, including the Nevada Revised Statutes (“NRS”).
●	The resulting Nevada corporation (referred to herein as the “Surviving Corporation”) will continue with all of the rights, privileges and powers of the Company, as currently incorporated in Delaware (sometimes referred to herein as “BTN Delaware”), will possess all of the properties of BTN Delaware, will continue with all of the debts, liabilities and obligations of BTN Delaware, and will continue with the same officers and directors of BTN Delaware immediately prior to the Reincorporation, as more fully described below.
●	If and when the Reincorporation becomes effective, all of the issued and outstanding shares of common stock, par value $0.01 per share, of BTN Delaware will be automatically converted into issued and outstanding shares of common stock, par value $0.01 per share of the Surviving Corporation, without any action on the part of our stockholders. The common stock of the Surviving Corporation will continue to be quoted on the NYSE American under the same symbol, BTN.
●	The Surviving Corporation will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of BTN Delaware or its stockholders under the federal securities laws. Shares of our common stock are freely tradable prior to the Reincorporation will continue to be freely tradable as shares of common stock after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of common stock of the Surviving Corporation after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the common stock of the Surviving Corporation on the respective dates they acquired their shares of common stock of BTN Delaware.

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●

Upon effectiveness of the Reincorporation, all of the employee benefit and incentive plans of BTN Delaware will become plans of the Surviving Corporation, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of common stock of the Surviving Corporation, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by the Surviving Corporation upon the terms and subject to the conditions in effect at the time of the Reincorporation.

●	Upon effectiveness of the Reincorporation, all outstanding options and warrants to purchase shares of BTN Delaware common stock will automatically be converted into options and warrants to purchase or receive the same number of shares of common stock of the Surviving Corporation, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation.
●

Upon effectiveness of the Reincorporation, the number of shares of common stock that the Surviving

Corporation will be authorized to issue is Fifty Million (50,000,000) shares which is the same number of shares of common stock that BTN Delaware is authorized to issue.

●	Upon effectiveness of the Reincorporation, the number of shares of preferred stock that the Surviving Corporation will be authorized to issue is One Million (1,000,000) shares which is the same number of shares of preferred stock that BTN Delaware is authorized to issue.

Plan of Merger

To accomplish the Reincorporation, our Board of Directors has adopted and approved the Plan of Merger, substantially in the form attached to this Proxy Statement as Appendix A. The Plan of Merger provides that we will merge into our wholly owned subsidiary, BTN Nevada, and thereafter will be subject to all of the provisions of the NRS. At the effective time of the Reincorporation, the Articles of Incorporation of BTN Nevada in the form attached to this Proxy Statement as Appendix B (the “Nevada Articles of Incorporation”) will become the Articles of Incorporation of the Surviving Corporation and the Bylaws of BTN Nevada in the form attached to this Proxy Statement as Appendix C (the “Nevada Bylaws”) will become the Bylaws of the Surviving Corporation, in each case, unless and until later amended in accordance with Nevada law. The Nevada Articles of Incorporation and the Nevada Bylaws have each been drafted to be substantially similar to the BTN Delaware Certificate of Incorporation and Bylaws, other than as described in the section set forth below entitled “Comparison of Stockholder Rights Before and After the Reincorporation”.

Assuming that we receive the requisite stockholder approval of Proposal 4, we will cause the Reincorporation to be effected at such time as our Board of Directors determines by filing with the Secretary of State of the State of Delaware, a Certificate of Merger and by filing with the Secretary of State of the State of Nevada, Articles of Merger. We expect that the Reincorporation will be effective prior to December 31, 2022.

Treatment of Outstanding Agreements

Our employment agreements and other employee benefit arrangements will be continued by the Surviving Corporation upon the terms and subject to the conditions in effect at the time of the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Surviving Corporation after the Reincorporation.

Amendments, Termination, and Abandonment of the Plan of Merger

The Plan of Merger may be amended or modified by the Board prior to effecting the Reincorporation, provided that the Board determines that such amendment would be in the best interests of the Company and our stockholders, and provided further that the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Merger in a manner that adversely affects our stockholders.

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Subject to the determination of the Board, the Plan of Merger may be terminated and abandoned by action of the Board, at any time prior to the effective time of the Reincorporation if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders.

Effects of the Reincorporation

Aside from being governed by the Nevada Articles of Incorporation, the Nevada Bylaws and Nevada law, for all other purposes, the Surviving Corporation will be the same entity as BTN Delaware immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges and powers of BTN Delaware, all property owned by BTN Delaware, all debt due to BTN Delaware, and all other causes of action belonging to BTN Delaware immediately prior to the Reincorporation will remain vested in the Surviving Corporation following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of BTN Delaware immediately prior to the Reincorporation will remain attached to the Surviving Corporation following the Reincorporation. The Reincorporation will not result in any change in our business, management or operations, or the location of our principal executive offices.

Directors and Officers

The Plan of Merger provides that the board of directors of the Surviving Corporation after the Reincorporation will consist of the existing directors of BTN Delaware immediately prior to the Reincorporation. The Plan of Merger further provides that the officers of the Surviving Corporation after the Reincorporation will be the existing officers of BTN Delaware immediately prior to the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated unless and until we have received the approval of the Reincorporation and the Plan of Merger by the holders of a majority of the outstanding shares of our common stock at the Special Meeting. We will obtain all required consents of governmental authorities, including the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware and the filing of the Nevada Articles of Merger and the Nevada Articles of Incorporation with the Secretary of State of the State of Nevada.

Blank Check Preferred Stock

The Delaware Certificate of Incorporation and the Nevada Articles of Incorporation both authorize the Board to issue up to 1,000,000 shares of preferred stock in series with such preferences as designated at the time of issuance. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to the Company and our stockholders. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the Reincorporation is approved, except as required by law or regulation. Should the Board determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board deems to be in the best interests of the Company and our stockholders.

The voting rights and other rights to be accorded to any unissued series of preferred stock of the Company remain to be fixed by the Board. If the Board so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company. In addition, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

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Securities Act Consequences

The shares of Surviving Corporation common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act. In that respect, the Surviving Corporation is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Merger, the Surviving Corporation will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. In summary, the Surviving Corporation and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Internal Revenue Code (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, persons who are subject to the “applicable financial statement” accounting rules under Section 451(b) of the Code and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). This summary only applies to persons who hold our common stock and will hold BTN Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

For purposes of this summary, a “U.S. holder” is a beneficial owner of our common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from Delaware to Nevada should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of BTN Nevada’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the Company’s common stock converted therefor, and (3) the holding period of the shares of BTN Nevada’s common stock received in the Reincorporation will include the holding period of the shares of Company common stock converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

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EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Effect of the Reincorporation on Stock Certificates

The Reincorporation will not have any effect on the transferability of outstanding stock certificates representing common stock of BTN Delaware. The Reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates. Following the Reincorporation, stock certificates previously representing common stock of BTN Delaware may be delivered in effecting sales (through a broker or otherwise) of shares of common stock of the Surviving Corporation. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of the Surviving Corporation. It will not be necessary for you to exchange your existing stock certificates for stock certificates of the Surviving Corporation, and if you do so, it will be at your own expense.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

No Appraisal Rights

Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Appraisal rights are not available in all circumstances, and exceptions to these rights are provided under the DGCL.

Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Stockholders do not have appraisal rights with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. In addition, neither the Company’s current Certificate of Incorporation nor its current Bylaws contain any additional provisions relating to dissenters’ rights of appraisal. Therefore, because our common stock is listed on The NYSE American stock exchange, and holders of our common stock will receive in the Reincorporation only shares of the Surviving Corporation’s common stock, which will be listed on The NYSE American stock exchange, holders of our common stock will not be entitled to appraisal rights in the Reincorporation with respect to their shares of our common stock.

Comparison of Stockholder Rights Before and After the Reincorporation

As a result of differences between the DGCL and the NRS, as well as differences between the Delaware Certificate of Incorporation and the Delaware Bylaws, on the one hand, and the Nevada Articles of Incorporation and the Nevada Bylaws, on the other hand, the Reincorporation will effect changes in the rights of our stockholders. Summarized below are the material differences between the DGCL and the NRS, the Delaware Certificate of Incorporation and the Nevada Articles of Incorporation, and the Delaware Bylaws and the Nevada Bylaws. The summary below does not purport to be a complete statement of the respective rights of our stockholders before and after the Reincorporation, and is qualified in its entirety by reference to the DGCL and the NRS, to the Delaware Certificate of Incorporation and Delaware Bylaws, and to the Nevada Articles of Incorporation and the Nevada Bylaws.

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DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws

BOARD OF DIRECTORS; ELECTIONS; VOTING; PROCEDURAL MATTERS

Board of Directors

Under the DGCL, a corporation may provide in its certificate of incorporation or bylaws for the classification of its board of directors into as many as three classes with staggered terms of office.	Under the NRS, a corporation may provide in its articles of incorporation or bylaws for the classification of its board of directors provided that at least one-fourth of the total number of directors is elected annually.

The Delaware Certificate of Incorporation does not provide for the classification of directors.	The Nevada Articles of Incorporation do not provide for the Company to have a staggered board of directors.

The Company’s directors serve on the Board of Directors of the Company for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.	The Surviving Corporation’s directors will serve on the board of directors for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

Removal of Directors

Under the DGCL, unless otherwise provided in the certificate of incorporation, directors of a corporation may be removed by the holders of a majority of the shares then entitled to vote only for cause. The DGCL does not provide for the removal of a director by the board of directors.	Under the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause. The NRS does not provide for the removal of a director by the board of directors.

The Delaware Certificate of Incorporation provides that any directors, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

The Nevada Articles of Incorporation provide that any directors, or the entire board of directors, may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

Vacancies on the Board of Directors
Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum. The DGCL further provides that if, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of outstanding voting stock having the right to vote, order an election to be held to fill any vacancy pursuant to a stockholder meeting.	Under the NRS, unless otherwise provided in the articles of incorporation, any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum.

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The Delaware Certificate of Incorporation provides that any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining directors then in office, even if less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which their term of office expires or until such directors’ successors shall have been duly elected and qualified.

The Nevada Bylaws provide that any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining directors then in office, even if less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders, or, if applicable, at the annual meeting of stockholders at which their term of office expires or until such directors’ successors shall have been duly elected and qualified.

Special Meetings of Stockholders

Under the DGCL, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.	The NRS provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

The Delaware Bylaws provide that special meetings of the stockholders, other than those required by statute, may be called at any time by the Chairman of the Board, the President or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, which is defined in the Delaware Bylaws to mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships.

The Nevada Bylaws provide that except as otherwise provided by law or the Nevada Articles of Incorporation, special meetings of the stockholders may be called only by (1) the Chairman of the Board of Directors, (2) the President; or by the Board of Directors acting pursuant to a resolution duly adopted.

Stockholder Voting Provisions

The comparable provision of the DGCL provides that unless otherwise provided by the certificate of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter is approved upon the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote; (3) directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in an election of directors; and (4) where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present or represented by proxy generally constitutes a quorum, except that under the DGCL, in no event may a quorum consist of less than one-third of the shares entitled to vote at a meeting, and where a separate vote by a class or series is required, a quorum may consist of no less than one-third of the shares of such class or series.	Under the NRS, unless otherwise provided by the articles of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action; (3) directors are generally elected by a plurality of the votes cast at an Annual Meeting of stockholders; (4) where a separate vote by a class or series is permitted or required, a majority of the voting power of the class or series that is present or represented by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum; and (5) where a separate vote by a class or series is permitted or required, generally an act by the stockholders of each such class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

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The Delaware Bylaws provide that at any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

The Delaware Bylaws also provide that all elections of a director or directors shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

The Nevada Bylaws provide that at any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

The Nevada Bylaws also provide that all elections of a director or directors shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

Advance Notice Procedures for Business to be Brought by a Stockholder at a Meeting

The DGCL does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was sent out in connection with the previous year’s Annual Meeting of stockholders

The NRS does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was sent out in connection with the previous year’s Annual Meeting of stockholders.

The Delaware Bylaws provide certain procedures which stockholders must follow in order to nominate a director or present any other business, not submitted for inclusion in the proxy statement, at an annual stockholders’ meeting. Generally, a stockholder must give timely notice to the Corporate Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Delaware Bylaws further provide that in addition to such requirements, a stockholder must comply with all applicable requirements of the federal securities laws regarding such notices.	The Nevada Bylaws provide certain procedures which stockholders must follow in order to nominate a director or present any other business, not submitted for inclusion in the proxy statement, at an annual stockholders’ meeting. Generally, a stockholder must give timely notice to the Corporate Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Nevada Bylaws further provide that in addition to such requirements, a stockholder must comply with all applicable requirements of the federal securities laws regarding such notices.

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Stockholder Action by Written Consent

The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.	The NRS provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its by-laws.

The Delaware Bylaws provide that any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Delaware Bylaws further provide that stockholder consents to corporate action shall be valid for a maximum of sixty (60) days after the date of the earliest dated consent delivered to the Corporation in the manner provided in Section 228(c) of the DGCL. Consents may be revoked by written notice (i) to the Company, (ii) to the stockholder or stockholders soliciting consents or soliciting revocations in opposition to action by consent (the “Soliciting Stockholders”), or (iii) to a proxy solicitor or other agent designated by the Company or the Soliciting Stockholders.

Within ten (10) business days after receipt of the earliest dated consent delivered to the Company in the manner provided in Section 228(c) of the DGCL or the determination by the Board of Directors that the Company should seek corporate action by written consent, as the case may be, the Secretary shall, unless otherwise directed by the Board of Directors, engage nationally recognized independent inspectors of elections for the purpose of performing a ministerial review of the validity of the consents and revocations. The cost of retaining inspectors of election shall be borne by the Company.

Following appointment of the inspectors, consents and revocations shall be delivered to the inspectors upon receipt by the Company, the Soliciting Stockholders or their proxy solicitors or other designated agents. As soon as practicable following the earlier of (i) the receipt by the inspectors, a copy of which shall be delivered to the Company, of any written demand by the Soliciting Stockholders, or (ii) sixty (60) days after the date of the earliest dated consent delivered to the Company in the manner provided in Section 228(c) of the DGCL, the inspectors shall issue a preliminary report to the Company and the Soliciting Stockholders stating the number of valid and unrevoked consents and whether, based on their preliminary count, the requisite number of valid and unrevoked consents has been obtained to authorize or take the action specified in the consents.

Unless the Company and the Soliciting Stockholders shall agree to a shorter or longer period, the Company and the Soliciting Stockholders shall have forty-eight (48) hours to review the consents and revocations and to advise the inspectors and the opposing party in writing as to whether they intend to challenge the preliminary report of the inspectors. If no written notice of an intention to challenge the preliminary report is received within forty-eight (48) hours after the inspectors’ issuance of the preliminary report, the inspectors shall issue to the Company and the Soliciting Stockholders their final report containing the information from the inspectors’ determination with respect to whether the requisite number of valid and unrevoked consents was obtained to authorized and take the action specified in the consents. If the Company or the Soliciting Stockholders issue written notice of an intention to challenge the inspectors’ preliminary report within forty-eight (48) hours after the issuance of that report, a challenge session shall be scheduled by the inspectors as promptly as practicable. Following completion of the challenge session, the inspectors shall as promptly as practicable issue their final report to the Soliciting Stockholders and the Company, which report shall contain the information included in the preliminary report, plus any change in the vote total as a result of the challenge and a certification of whether the requisite number of valid and unrevoked consents was obtained to authorize or take the action specified in the consents.

The Nevada Bylaws provide that any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

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Stockholder Vote for Mergers and Other Corporate Reorganizations

The DGCL requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, to approve the terms of a merger or a sale of substantially all of the assets of a corporation, except that there is no distinction between voting shares and participating shares under the DGCL. The DGCL does not require a stockholder vote of the surviving corporation if (1) the existing certificate of incorporation is not amended; (2) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is identical after the merger; and (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or if the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.	Unless otherwise provided in the articles of incorporation, the NRS requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a stockholder vote of the surviving corporation if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares outstanding immediately after the merger, plus the number of new voting shares issued as a result of the merger, will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger by more than 20%; and (4) the number of participating shares outstanding shares immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the total number of participating shares outstanding immediately before the merger by more than 20%.

The Delaware Certificate of Incorporation does not contain any specific provisions that depart from the provisions of the DGCL.	The Nevada Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS.

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Stockholder Inspection Rights

Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records.	Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect and make copies of the corporation’s financial records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.

Only a person who has been a stockholder of record for at least six months, or who owns at least 5% of the corporation’s outstanding shares or has been authorized in writing by holders of at least 5% of the outstanding shares, is entitled to inspect and make copies of the corporation’s stock ledger, articles of incorporation, and bylaws.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.	Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification

Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper.	Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. With respect to actions by or in the right of the corporation, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

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The Delaware Bylaws provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or an officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors.

The Nevada Articles of Incorporation provided that to the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors and officers of the Company (and any other persons to which the NRS permits the Company to provide indemnification) through bylaw provisions, agreements with such persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by the NRS. Any amendment, repeal or modification of the provisions of the Nevada Articles of Incorporation shall not adversely affect any right or protection of any director or officer of the Company existing at the time of such amendment, repeal or modification or increase the liability of any director or officer of the Company with respect to any acts or omissions of such director or officer occurring prior to, such amendment, repeal or modification.

The Nevada Articles of Incorporation further provide that the Company may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Company similar to those conferred to directors and officers of the Company.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.	Under the NRS, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent of the corporation to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The Delaware Bylaws provide the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such indemnification proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses.

The Nevada Articles of Incorporation and the Nevada Bylaws provide Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any proceeding shall be paid by the corporation in advance of the final disposition of such proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under the Nevada Articles of Incorporation, Nevada Bylaws or the NRS.

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Limitation on Personal Liability of Directors

The DGCL does not statutorily limit the personal liability of a director, but does permit a corporation to adopt provisions in its certificate of incorporation that limit or eliminate the liability of a director in substantially the same manner as the NRS, except that a corporation may not limit the liability of a director for actions involving a breach of the duty of loyalty or improper personal benefit.	Under the NRS, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud or knowing violation of law. The NRS does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

The Delaware Certificate of Incorporation provides that no director shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director, provided, that a director shall be liable to the extent permitted under the DGCL for (i) breach of duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in connection with paying any unlawful dividend, or an unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate of Incorporation further provides that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, and no amendment or repeal of this provision in the Delaware Certificate of Incorporation shall have any effect on the liability of any director with respect to any acts or omissions of such director occurring prior to such amendment.	The Nevada Articles of Incorporation provides that the liability of directors and officers shall be eliminated to the fullest extent permitted under the NRS.

DIVIDENDS

Declaration and Payment of Dividends

Under the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends only out of surplus (defined as the excess of a corporation’s net assets over the aggregate par value of such corporation’s issued stock), or if no surplus exists, out of net profits for the year in which the dividend is declared and/or the preceding year, and only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. A repurchase or redemption would impair the capital of a corporation if the funds used for such repurchase or redemption would exceed the amount of such corporation’s surplus.

Under the NRS, except as provided in its articles of incorporation, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

The Delaware Bylaws provides that holders of common stock of the Company shall be entitled to receive dividends out of funds legally available therefor and at such times and amounts as the Board of Directors may determine in its sole discretion.

The Nevada Bylaws contain substantially the same provisions as the Delaware Bylaws regarding the payment of dividends.

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ANTI-TAKEOVER STATUTES

Business Combination Statute

The DGCL provides for a similar three-year prohibition on business combinations with interested stockholders, except the prohibition is limited to corporations with securities that are either listed on a national securities exchange or held of record by more than 2,000 stockholders. Delaware law generally defines an interested stockholder as the beneficial owner of 15% or more of company’s stock, which is higher than the 10% threshold set by the NRS. Further, unlike the NRS, under the DGCL the moratorium will not apply if the business combination is approved by the holders of two-thirds of the company’s voting stock not owned by the interested stockholder. Because we or the affiliates or associates of the interested stockholder currently have fewer than 2,000 stockholders of record and are not listed on a national securities exchange, this provision of the NRS is not now applicable to us.	The NRS generally prohibits an interested stockholder from engaging in a business combination with a corporation that has at least 200 stockholders of record for two years after the person first became an interested stockholder unless the combination or the transaction is approved in advance by the board of directors a before the person first became an interested stockholder, or the combination is approved by the board of directors and by the affirmative vote of the holders of stock representing at least 60% of the outstanding voting power of the resident domestic corporation not beneficially owned by the interested stockholder. This prohibition does not apply after the expiration of 4 years from when such person first became an interested stockholder.

An interested stockholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an affiliate or associate of the corporation that, at any time within the past two years, was an interested stockholder of the corporation. Because we currently have fewer than 200 stockholders of record, this provision of the NRS will not be applicable to us.

The comparable provision of the DGCL (Section 203 of the DGCL) is substantially the same as the described provision of the NRS regarding the ability of a company to elect not to be governed by the provisions of state law regarding business combinations.	A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation, or it may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

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Control Share Acquisition Statute

Delaware does not have a control share acquisition statute. See “Business Combination Statute” above for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.	The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or Annual Meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

Appraisal or Dissenters’ Rights

Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

(i) listed on a national securities exchange;

(ii) included in the national market system by the National Association of Securities Dealers, Inc.; or

(iii) held by more than 2,000 stockholders of record,

unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Only stockholders of record are entitled to appraisal rights.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.

Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things,

(i) listed on a national securities exchange; or

(ii) traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or (iii) issued by an open end management investment company registered under the Investment Company Act of 1940, as amended, unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

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AMENDMENTS TO CHARTER AND BYLAWS

Amendments to Charter

The DGCL provides that, subject to certain categories of amendments, an amendment to the certificate of incorporation must be effected by the board of directors adopting a proposed amendment and then submitting such amendment to the stockholders at an annual or special meeting, which must be approved by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote. The DGCL further provides that the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would increase or decrease the number of authorized shares (unless such affirmative vote of such holders to amend such increase or decrease is not required by the certificate of incorporation), or par value of such shares, or alter or change the power, preferences, or special rights of one or more series or class so as to affect them adversely.	The NRS provides that, unless a larger proportion of voting power of the stockholders is provided in the articles of incorporation, an amendment to the articles of incorporation must be effected by the board of directors adopting a proposed amendment and then submitting such amendment to the stockholders at an annual or special meeting, which must be approved by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote. The NRS further provides, unless otherwise provided in the articles of incorporation, in addition to the affirmative vote otherwise required, the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would alter or change the power, preferences, or special rights of one or more series of any class so as to affect them adversely.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.	Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

Amendment of Bylaws

The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.	The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.

The Delaware Certificate of Incorporation and Delaware Bylaws expressly provide that the Board of Directors has the power to adopt, amend or repeal the Delaware Bylaws. The Delaware Certificate of Incorporation and Delaware Bylaws provide that the vote of a majority of the Whole Board is sufficient to alter, amend or repeal the Delaware Bylaws. The stockholders shall also have power to adopt, amend or repeal the Delaware Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Delaware Bylaws of the Company.

The Nevada Bylaws provide that the Board of Directors is expressly authorized to adopt, amend or repeal the Nevada Bylaws. The stockholders of the Company shall also have power to adopt, amend or repeal the Nevada Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by the Company’s Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Nevada Bylaws.

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MISCELLANEOUS

Interested Party Transactions

The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (3) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or stockholders.	Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or stockholders and the transaction is approved by the board or stockholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and they approve or ratify the transaction in good faith by a majority vote of stockholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.	Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

Taxes and Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $200,000, based on an equation consisting of the number of shares authorized, or the number of shares outstanding and the net assets of the corporation.	Nevada charges corporations incorporated in Nevada an annual $200 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $150 to a maximum of $11,125.

The Company’s annual Delaware franchise tax fee for, 2020 was approximately $29,000 and for 2021 was approximately $28,000 and is expected to be approximately $22,000 in 2022, based on its capitalization and our existing assets.	We expect to pay an annual filing fee of approximately $500. Nevada does not impose any franchise taxes on corporations.

Required Vote

To be approved by our stockholders, at least a majority of the shares of common stock outstanding as of close of business on the Record Date must vote “FOR” the proposal to approve the reincorporation of the Company from Delaware to Nevada by means of the adoption and approval of the Plan of Merger. Abstentions and broker non-votes will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote “AGAINST” this proposal.

Our Board of Directors recommends a vote “FOR” the approval and adoption of the Plan of Merger and the approval of the reincorporation of the Company from Delaware to Nevada by means of the Plan of Merger.

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STOCKHOLDER PROPOSALS

In accordance with the rules of the SEC, stockholders wishing to submit timely proposals for inclusion in the proxy statement for the 2023 Annual Meeting must submit their proposals to the Company on or before June 29, 2023, unless the date of the 2023 Annual Meeting is more than 30 days from the anniversary date of the Annual Meeting, in which case the proposals must be submitted a reasonable time before the Company begins to print and send its proxy materials. Such proposals should be sent by certified mail, return receipt requested, to the Company at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210, Attention: Corporate Secretary. In addition to being submitted in a timely manner, stockholder proposals must comply with the other requirements of Rule 14a-8 under the Exchange Act in order to be included in the Proxy Statement for the 2023 Annual Meeting.

The Company’s Bylaws set forth certain procedures which stockholders must follow in order to nominate a director or present any other business, not submitted for inclusion in the proxy statement, at an annual stockholders’ meeting. Generally, a stockholder must give timely notice to the Corporate Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting (that is, for the 2023 Annual Meeting, no earlier than September 7, 2023, and no later than October 7, 2023. However, in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of such meeting is first made. The Bylaws specify the information which must accompany such stockholder notice. Details of the provision of the Bylaws may be obtained by any stockholder from the Corporate Secretary of the Company. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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RELATED PERSON TRANSACTIONS

The Company’s Audit Committee Charter requires the Audit Committee to review policies and procedures regarding transactions between the Company and officers, directors and other related parties that are not a normal part of the Company’s business. There are no formal written policies or procedures used by Board of Directors or the Audit Committee to review, approve or ratify related party transactions. Rather, the Board of Directors or the Audit Committee reviews all related party transactions on a case-by-case basis for potential conflict of interest situations on an ongoing basis and uses its discretion in approving all such transactions. The Board of Directors or the Audit Committee will apply the standards of Item 404(a) of Regulation S-K when evaluating certain relationships and related transactions.

On an annual basis, the Company determines whether there are any related party transactions that need to be evaluated and approved by the Board of Directors or the Audit Committee based on the responses received from each director and executive officer based on an annual questionnaire completed by the director or executive officer. While there are no formal written policies or procedures used, the Board of Directors or the Audit Committee may consider the following factors in evaluating related party transactions:

●	the nature of the related person’s interest in the transaction;

●	the presence of standard prices, rates, charges or terms otherwise consistent with arms-length dealings with unrelated third parties;

●	the materiality of the transaction to each party;

●	the reasons for the Company entering into the transaction with the related person;

●	the potential effect of the transaction on the status of a director as an independent, outside or disinterested director or committee member; and

●	any other factors the Board of Directors or the Audit Committee may deem relevant.

All of the arrangements discussed below were approved by the Audit Committee and/or the independent members of our Board of Directors.

Itasca Financial, LLC

Mr. Swets founded and serves as the managing member of Itasca Financial, which provided services related to the strategic direction of the Company. On May 19, 2020, the Company entered into a Financial and Consulting Services Agreement with Itasca Financial. During the year ended December 31, 2020, the Company paid $130,000 to Itasca Financial. The Company and Itasca Financial have terminated the Financial and Consulting Services Agreement, and the Company does not expect to make any additional payments pursuant to the agreement.

Indemnification Agreements

On September 1, 2020, the Company entered into indemnification agreements with each of its directors and executive officers. Under the terms of the indemnification agreements, subject to certain exceptions specified in the indemnification agreements, the Company will, among other things, indemnify its directors and executive officers to the fullest extent permitted by law in the event such director or executive officer becomes subject to or a participant in certain claims or proceedings as a result of his service as a director or officer. The Company will also, subject to certain exceptions and repayment conditions, advance to such director or executive officer specified indemnifiable expenses incurred in connection with such claims or proceedings.

ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Ballantyne Strong believes that all persons subject to these reporting requirements filed the required reports on a timely basis during 2021.

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Appendix-A

PLAN OF MERGER

BALLANTYNE STRONG, INC.

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of [●], 2022, is entered into by and between Ballantyne Strong, Inc., a Delaware corporation (the “Company”), and Ballantyne Strong, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“NewCo”).

WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate such reincorporation (the “Reincorporation”).

WHEREAS, the respective boards of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporation and its respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo shall be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

Section 1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease. NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

Section 1.2. Effective Time. Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

ARTICLES AND BYLAWS OF THE SURVIVING CORPORATION

Section 2.1. The Articles of Incorporation. The articles of incorporation of NewCo in effect at the Effective Time shall be as set forth on Exhibit A hereto, and such articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.

Section 2.2. The Bylaws. Subject to the provisions of applicable laws, the bylaws of NewCo in effect at the Effective Time shall be as set forth on Exhibit B hereto, and such bylaws shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.

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ARTICLE III

OFFICERS, DIRECTORS, COMMITTEES, AND CORPORATE POLICIES OF THE SURVIVING CORPORATION

Section 3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.2. Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.3. Committees. Each committee of the board of directors of the Company existing immediately prior to the Effective Time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada. Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.

Section 3.4. Corporate Policies. The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.

ARTICLE IV

EFFECT OF THE MERGER ON CAPITAL STOCK; CERTIFICATES

Section 4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:

(a) Each share of common stock, par value $0.01, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $0.01, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.

(b) Each share of preferred stock, par value $0.01, of the Company (“Company Preferred Stock”) issued and outstanding immediately prior to the Effective Time, if any, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of preferred stock, par value $0.01, of the Surviving Corporation (“Surviving Corporation Preferred Stock”).

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(c) With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law. Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement. Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates.

(d) Each share of common stock, par value $0.01, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

Section 4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock, Company Preferred Stock, or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock equal to the number of shares of Company Common Stock or Company Preferred Stock represented thereby or that were acquirable pursuant to such options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, Company Preferred Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock, Surviving Corporation Preferred Stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE VII

CONDITIONS

Section 7.1. Conditions to the Obligations of Each Party. The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:

(a) the holders of a majority of the outstanding shares of Company Common Stock shall have adopted and approved this Agreement in accordance with applicable law prior to the Effective Time; and

(b) any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be necessary to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable laws, rules and regulations, including without limitation the rules of the NYSE American stock exchange, in connection with this Agreement or the consummation of the Reincorporation Merger, and (ii) supplements, agreements, amendments, conveyances, instruments, consents, approvals, authorizations and other documents to be executed and/or delivered by the Company in connection with any agreements the Company or its affiliates have entered for the provision of debt financing; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.

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ARTICLE VI

TERMINATION

Section 6.1. Termination. This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption and approval of this Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

Section 7.1. Modification or Amendment. Subject to the provisions of applicable laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.

Section 7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 7.3. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

Section 7.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Section 7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.7. Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[Signature page follows]

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THE COMPANY:

BALLANTYNE STRONG, INC, a Delaware corporation.

By:
Name:
Title:

NEWCO:

Ballantyne Strong, Inc., a Nevada corporation

By:
Name:
Title:

Appendix-B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

BALLANTYNE STRONG, INC.

The undersigned, Mark D. Roberson, hereby certifies that:

1. He is the duly elected and acting Chief Executive Officer of Ballantyne Strong, Inc., a Nevada corporation.

2. The Articles of Incorporation of this corporation were originally filed with the Secretary of State of Nevada on [●], 2022.

3. The Articles of Incorporation of this corporation shall be further amended and restated to read in full as follows:

ARTICLE I

The name of this corporation is Ballantyne Strong, Inc. (hereinafter referred to as the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Nevada is 112 North Curry Street, Carson City, Nevada 89703. The name of its registered agent at that address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (“NRS”).

ARTICLE IV

A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifty-One Million (51,000,000) shares consisting of Fifty Million (50,000,000) shares of common stock, par value One Cent ($.01) per share (the “Common Stock”), and One Million (1,000,000) shares of preferred stock, par value One Cent ($.01) per share (the “Preferred Stock”).

B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights to the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereon then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

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ARTICLE V

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by these Articles of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation so provide.

ARTICLE VI

A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the authorized number of directors shall be fixed from time to time by the Board of Directors in the manner set forth in the bylaws.

B. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.

C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE VII

The Board of Directors is expressly empowered to adopt, amend or repeal bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the directors then in office. The stockholders shall also have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the bylaws of the Corporation.

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ARTICLE VIII

To the maximum extent permitted under the NRS, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer. If the NRS is amended after the effective date of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of the Corporation’s Articles of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) Directors and officers of the Corporation (and any other persons to which the NRS permits the Corporation to provide indemnification) through bylaw provisions, agreements with such persons, vote of stockholders or disinterested Directors or otherwise, in excess of the indemnification and advancement otherwise permitted by the NRS. Any amendment, repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection of any Director or officer of the Corporation existing at the time of such amendment, repeal or modification or increase the liability of any Director or officer of the Corporation with respect to any acts or omissions of such Director or officer occurring prior to, such amendment, repeal or modification.

The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article IX to Directors and officers of the Corporation.

The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under these Articles of Incorporation, the bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested Directors or otherwise.

Any amendment, repeal, or modification of the foregoing provisions of this Article IX will not adversely affect any right or protection of any Director, officer, employee or other agent of the Corporation existing at the time of such amendment, repeal or modification.

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ARTICLE X

The Corporation reserves the right to amend or repeal any provisions contained these Articles of Incorporation in the manner prescribed by the laws of the State of Nevada and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least sixty-six percent (66-⅔%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article X, Section C of Article V, Article VI, Article VII, Article VIII or Article IX.

ARTICLE XI

Subject to the terms of these Amended and Restated Articles of Incorporation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

* * *

4. The foregoing Amended and Restated Articles of Incorporation have been duly adopted and approved by this corporation’s Board of Directors and by the holders of a majority of its outstanding capital stock in accordance with the applicable provisions of Chapter 78 of the Nevada Revised Statutes and the corporation’s Articles of Incorporation.

Executed this [●] day of [●], 2022.

Mark D. Roberson
Chief Executive Officer

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Appendix-C

BALLANTYNE STRONG, INC.

BYLAWS

ARTICLE I — STOCKHOLDERS

Section 1. Annual Meeting.

(1) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders.

(2) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Bylaw, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Bylaw.

(3) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Subsection (2) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) days prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

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(4) Notwithstanding anything in the second sentence of Subsection (3) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(5) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposed business or nomination shall be disregarded.

(6) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Businesswire or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(7) Notwithstanding the foregoing provisions of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2. Special Meetings.

Special meetings of the stockholders, other than those required by statute, may be called at any time by the Chairman of the Board, the President or by the Board of Directors acting pursuant to a resolution duly adopted. The Chairman of the Board, the President or the Board of Directors acting pursuant to a resolution duly adopted may postpone or reschedule any previously scheduled special meeting.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

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Section 3. Notice of Meetings.

Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Nevada Revised Statutes or the Articles of Incorporation of the Corporation).

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof (and, if applicable, the means of remote communication by which stockholders or their proxies may be present and vote thereat) are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4. Quorum.

At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, date, or time.

Section 5. Organization.

Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the President or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 6. Conduct of Business.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

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Section 7. Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.

The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

All elections of directors shall be determined by a plurality of the votes cast, and expect as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

Section 8. Stock List.

A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

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Section 9. Consent of Stockholders in Lieu of Meeting.

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE II — BOARD OF DIRECTORS

Section 1. Number, Election and Term of Directors.

Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the authorized number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution duly adopted. The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be elected at the annual meeting of stockholders to serve one-year terms or until their successors are elected and qualified.

Section 2. Newly Created Directorships and Vacancies.

Subject to the rights of the holders of any series of preferred stock with respect to such series of preferred stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, whether or not less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders, or, if applicable, at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 3. Chairman of the Board.

The Board of Directors shall elect one of its members as a Chairman. The Chairman of the Board shall, if present, preside at all meetings of the Board and of the stockholders. The Chairman of the Board shall keep in close touch with the administration of the affairs of the Corporation. The Chairman of the Board shall also exercise and perform such other powers and duties as may be, from time to time, assigned to him or her by the Board of Directors or prescribed by the Bylaws.

Section 4. Regular Meetings.

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

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Section 5. Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, by two or more directors then in office, and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date and time of each such special meeting shall be given each director by whom it is not waived, by mailing written notice not less than five (5) days before the meeting, or by telegraphing, telexing, faxing or sending by other electronic transmission (which may include by electronic mail) of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 6. Quorum.

At any meeting of the Board of Directors, a majority of the directors then in office shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 7. Participating in Meetings By Conference Telephone.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 8. Conduct of Business; Actions by Written Consent.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, which writing or writings shall be filed with the minutes of proceedings of the Board of Directors.

Section 9. Powers.

The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

(1) To declare dividends from time to time in accordance with law;

(2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

(3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

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(4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

(5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

(6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

(7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and,

(8) To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation’s business and affairs.

Section 10. Compensation of Directors.

Unless otherwise restricted by the Corporation’s Articles of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE III — COMMITTEES

Section 1. Committees of the Board of Directors.

The Board of Directors may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

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Section 2. Conduct of Business; Action by Written Consent.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, which writing or writings shall be filed with the minutes of the proceedings of such committee.

ARTICLE IV — OFFICERS

Section 1. Generally.

The officers of the Corporation shall consist of a President, one or more Vice-Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board.

Section 2. President.

Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

Section 3. Vice President.

In the absence of the President, or in the event of his death, inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or an assistant secretary, certificates for shares of the Corporation, and shall perform such other duties as may from time to time be delegated to him or her by the Board of Directors

Section 4. Treasurer.

The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

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Section 5. Secretary.

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 6. Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 7. Removal.

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 8. Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the Chairman of the Board the President or any officer of the Corporation authorized by the Chairman of the Board or the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE V — STOCK

Section 1. Certificates of Stock.

Shares of the Corporation’s stock may be certificated or uncertificated, as provided under the Nevada Revised Statutes. The holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board, Vice Chairman of the Board, a President or a Vice President and the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar, who has signed, or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may, nevertheless, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar as of the date of issue.

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Section 2. Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3. Record Date.

(1) The Board of Directors may fix a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for any other action hereinafter described, as of which there shall be determined the stockholders who are entitled: to notice of or to vote at any meeting of stockholders or any adjournment thereof; to express consent to corporate action in writing without a meeting consistent with and as provided in Subsection (2) below; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect to any other lawful action; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

Except as otherwise provided by law, a determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or postponement of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting or postponement of a meeting.

(2) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede, or be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall within ten (10) days after the date on which such a request is delivered to, or mailed and received at, the office of the Secretary at the principal executive offices of the Corporation, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days after the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded (the “Custodian”). If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

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Section 4. Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5. Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish. The Board of Directors shall adopt procedures for the registration of transfers of uncertificated securities in lieu of the procedures set forth in the bylaws for certificated shares.

ARTICLE VI — NOTICES

Section 1. Notices.

Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram, facsimile or by other media, including electronic mail, if the sending of notice by such other media may be verified or confirmed. Notwithstanding the foregoing, nothing in this paragraph shall preclude the Corporation from delivering notice to its directors or stockholders by any other delivery method from time to time permitted by applicable law.

Section 2. Waivers.

A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

ARTICLE VII — MISCELLANEOUS

Section 1. Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

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Section 2. Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer.

Section 3. Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, by fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4. Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 5. Time Periods.

In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE VIII — INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1. Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada Revised Statutes, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

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Section 2. Right to Advancement of Expenses.

The right to indemnification conferred in Section 1 of this ARTICLE VIII shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Nevada Revised Statutes requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Section 3. Right of Indemnitee to Bring Suit.

If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Nevada Revised Statutes. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Nevada Revised Statutes, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VIII or otherwise shall be on the Corporation.

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Section 4. Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 5. Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada Revised Statutes.

Section 6. Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE IX — AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws. The stockholders of the Corporation shall also have power to adopt, amend or repeal these Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Corporation’s Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of these Bylaws.

ARTICLE X

The Corporation expressly elects not to be governed by the provisions of NRS Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), as may be subsequently amended or expanded, or any successor statutes thereto.

* * * * *

Adopted by the corporation on ______________, 2022.

[●], Secretary

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If you have any questions, require any assistance in voting your shares in the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors LLC, the Company’s proxy solicitor, at the toll-free telephone number included below.

Alliance Advisors LLC 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: 844-876-6187